UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03651

Touchstone Strategic Trust – December Funds

(Exact name of registrant as specified in charter)

303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Address of principal executive offices) (Zip code)

Jill T. McGruder
303 Broadway, Suite 1100

Cincinnati, Ohio 45202-4203

(Name and address of agent for service)

Registrant's telephone number, including area code: 800-638-8194

Date of fiscal year end: December 31

Date of reporting period: December 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

December 31, 2019

Annual Report

Touchstone Strategic Trust
Touchstone Dynamic Equity Fund
Touchstone Dynamic Diversified Income Fund
Touchstone Dynamic Global Allocation Fund

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Touchstone Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from Touchstone Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on the Touchstone Funds’ website (TouchstoneInvestments.com/Resources), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive paper copies of shareholder reports through the mail or otherwise change your delivery method, contact your financial intermediary or, if you hold your shares directly through Touchstone Funds, visit TouchstoneInvestments.com/Resources/Edelivery or call Touchstone Funds toll-free at 1.800.543.0407. Your election to receive shareholder reports in paper will apply to all Touchstone Funds that you hold through the financial intermediary, or directly with Touchstone.

This report identifies the Funds' investments on December 31, 2019. These holdings are subject to change. Not all investments in each Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not occur.

Letter from the President

Dear Shareholder:

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information, as well as manager commentaries for the Funds, for the 12 months ended December 31, 2019.

Over the course of 2019, global markets reacted strongly to trade-related rhetoric between the U.S. and China. By year end the U.S.-China trade rhetoric took a more constructive tone, culminating in an announcement of a Phase One Trade Agreement signed in early 2020 coinciding with a reduction in overall tariff levels. Aside from this key geopolitical event, the U.S. economy continued its steady pace, driven by strong employment data and solid consumer spending, offsetting some of the adverse impact from the aforementioned U.S.-China trade dispute on manufacturing and capital spending. Outside the U.S., economic growth in developed markets such as the U.K., European Union and Japan continued their slow pace, all while the central banks of each continued to maintain low-to-zero overnight interest rates. Joining the accommodative monetary policy stance of other developed market central banks, the U.S. Federal Reserve Board (Fed) reversed course from a tightening stance in 2018 to an accommodative one, cutting the overnight Fed Funds rate three times during the second half of 2019. Against this economic backdrop, U.S. equities recorded their best year since 2013. Outside of the U.S. and developed markets, emerging markets continued to show overall weakness, driven by the U.S.-China trade slowdown and lower-than-expected Indian economic growth.

The S&P 500® Index recorded a significant gain for the year, led by Information Technology stocks. Regardless of style and market capitalization, U.S. equity returns were strong for the calendar year. Nevertheless, U.S. growth stocks continued their dominance over value stocks in 2019, as has been the case through most of the post-Credit Crisis bull market. Despite large caps topping market returns for the year, mid-cap stocks notably held their own in 2019 as well.

Non-U.S. developed equity markets trailed the U.S. in 2019, but still posted solid returns for investors. Developed markets in Western Europe, namely the U.K., Switzerland, France and Germany, were aided by accommodative monetary policy and Brexit certainty following the December re-election of Boris Johnson as U.K. Prime Minister. Similar to the U.S., Information Technology stocks were leading contributors in developed markets along with Financials. In emerging markets, equities posted solid returns, boosted late in the year by the announcement of a U.S.-China trade accord.

Throughout the year, there was a significant flattening of the yield curve across all maturities. The net effect of the Fed’s rate changes pulled short-term rates lower while investor demand for yield pushed down rates on longer maturity bonds. Demand for U.S. Treasuries, and longer maturities in general, was strong given the weaker global economic environment, persistent strength of the U.S. dollar, lower U.S. inflation and relatively high yields in the U.S. compared to many developed sovereign issuers. Despite credit spreads remaining tight for most of the year, investor appetite for yield did not extend to the lowest credit quality buckets (CC-rated and below), which includes many Energy sector issuers. These companies have lagged the market despite stable oil prices due to concerns of recession and rising default rates.

Periods such as these remind us of the importance of the steady hands of financial professionals, trust in one’s investment strategy, and the risks that accompany trying to time the market. Furthermore, we believe that more volatile environments create more opportunity for active managers to add value, especially those that are Distinctively Active with high active share.

We greatly value your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

Jill T. McGruder

President

Touchstone Strategic Trust

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Equity Fund

Sub-Advised by Wells Capital Management, Inc.

Investment Philosophy

The Fund seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio. A proprietary system that ranks stocks according to a quantitative model is utilized in an attempt to create a diversified and hedged portfolio, which invests in a combination of long and short stocks and options, including covered calls. A security’s intrinsic value is determined by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity and risk.

Fund Performance

The Touchstone Dynamic Equity Fund (Class A Shares) underperformed its primary benchmark, the S&P 500® Index and outperformed its secondary benchmark, the FTSE 3-Month T-Bill Index, for the 12-month period ended December 31, 2019. The Fund’s total return was 12.11 percent (calculated excluding the maximum sales charge), while the total return of the S&P 500® Index was 31.49 percent, and the total return of the FTSE 3-Month T-Bill Index was 2.25 percent.

Market Environment

U.S. equities posted large gains in 2019 as strong consumer spending helped power the market higher. The majority of economic news released was positive. Continued support by the U.S. Federal Reserve Board (Fed) also helped, as the Fed lowered the federal funds rate three times in 2019.

The housing sector has been a bright spot in the current economic expansion. High consumer confidence and lower mortgage rates have drawn additional home buyers into the market, driving up sales of both existing and new homes. Core inflation pressures remained muted for both consumers and producers, despite increasing gas prices. Political developments continued to dominate the headlines.

Portfolio Review

The Fund is a hedged equity fund, comprised of equities and options. During the 12-month period, the equity component of the Fund posted positive total returns but underperformed the S&P 500® Index. The call options component of the Fund posted negative returns as equities moved higher, but outperformed the passive option component.

The equity portion of the Fund is structured to be sector-, style- and beta1-neutral relative to the S&P 500® Index thus attempting to deliver outperformance from stock selection. While stock selection was positive within the Energy and Health Care sectors, it was negative within the Consumer Discretionary, Financials, and Information Technology sectors. Overall, stock selection negatively impacted relative performance during the year.

Our return forecasting model produced mixed results over the year. Tilts toward stocks with attractive quality characteristics, such as return on assets, return on equity, and profit margin, contributed to returns. An emphasis on valuation factors negatively impacted results as overweight positions to dividend yield, cash flow-to-price and earnings-to-price meaningfully detracted from performance. The portfolio’s underweight position to risk, such as avoiding stocks with above average volatility of sales, also negatively impacted results.

Top performing equities for the year included Mastercard Inc. (Financials sector), Xilinx Inc. (Information Technology sector), Lululemon Athletica Inc. (Consumer Discretionary sector) and West Pharmaceutical Services Inc. (Health Care sector). Mastercard increased after its revenue outlook topped analyst estimates. In addition, cross-border spending by its customers held up better than the competition. Xilinx rose after the maker of logic chips reported record revenue on 5G strength and market share gains from Intel Corp. (Information

Management's Discussion of Fund Performance (Unaudited) (Continued)

Technology sector). Lululemon Athletica moved higher after the maker of upscale yoga-wear topped analyst estimates and the company’s forecast eased concerns of decelerating sales. West Pharmaceutical Services rallied after the company posted sales and earnings that topped expectations, paced by strong performance from its biologics market unit.

Among the stocks that detracted from Fund performance were AbbVie Inc. (Health Care sector), The Kraft Heinz Co. (Consumer Staples sector), 3M Co. (Materials sector) and Pfizer Inc. (Health Care sector). AbbVie moved lower after reporting weaker than expected results as the company’s blockbuster inflammation drug Humira finally faced long anticipated competition in Europe. Kraft Heinz declined after writing down the value of some of its best-known brands due to changing consumer tastes. 3M tumbled after lowering its profit expectation gain and reporting it would cut 2,000 jobs to counter poor recent performance. Pfizer experienced its largest drop in more than a decade after announcing plans to combine its unit responsible for selling aging blockbuster drugs such as Lipitor and Viagra with generic drug maker Mylan.

Outlook

Our process is based on the fundamental belief that there is persistency in the types of characteristics investors prefer. If this holds going forward, we believe the Fund will benefit from being properly positioned toward stocks with characteristics favored by investors. We continue to focus on companies with above average quality metrics, such as stocks with strong profit margins and return on equity. In addition, we continue to emphasize stocks with certain attractive valuation characteristics, such as stocks with above-average dividend yields. Finally, we will continue to deemphasize risk, such as companies with above average volatility of analyst earnings expectations.

1Beta is a measure of the volatility of a portfolio relative to its benchmark.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic Equity Fund - Class A*, the S&P 500® Index and the FTSE 3-Month T-Bill Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares, Class Y shares and Institutional Class shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares and Institutional Class shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

S&P 500® Index is a group of 500 widely held stocks and is commonly regarded to be representative of the large capitalization stock universe.

FTSE 3-Month T-Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Diversified Income Fund

Sub-Advised by Wilshire Funds Management

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with current income by investing primarily in a diversified portfolio of fixed-income and equity-income oriented underlying funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

The Touchstone Dynamic Diversified Income Fund (Class A shares) outperformed its first benchmark the Bloomberg Barclays U.S. Aggregate Bond Index but underperformed its second benchmark the MSCI All Country World Index (“MSCI ACWI”) Index for the 12-month period ended December 31, 2019. The Fund’s total return was 13.35 percent (calculated excluding the maximum sales charge) while the total return of the Bloomberg Barclays U.S. Aggregate Bond Index was 8.72 percent and the total return of the MSCI ACWI Index was 26.60 percent.

Market Environment

The U.S. stock market, represented by the Russell 3000® Index, increased in 2019. All of the 11 major sectors gained during the year, with Information Technology, Communication Services and Financials ending the year with the highest returns. Sectors that contributed the least were Energy and Health Care. Large capitalization stocks outperformed small caps and growth stocks continued to outperform value equities during the fourth quarter and the 12-month period.

Equity markets outside of the U.S. produced strong results in 2019, although they generally underperformed the U.S. equity market. News out of Britain was mixed, with notable economic weakness in the Manufacturing and Services sectors. However, consumer sentiment surveys improved after a fourth quarter election resulted in strong support for a pro-Brexit government. Conditions in Germany were quite similar, with signs of economic weakness but improving sentiment. Japan experienced its fourth consecutive quarter of expansion, while also beating forecasts, due mostly to capital expenditures and private consumption. Emerging Markets were up, but trailed developed markets for the year. China benefited from good news on the trade front although the country’s economic growth has cooled to near 30-year lows.

The U.S. Treasury yield curve fell in the short portion of the curve but rose across intermediate and long-term maturities. The U.S. Federal Reserve Board (Fed) decreased interest rates three times in 2019. The domestic fixed income market displayed positive returns for the year across all major indexes.

U.S. and global real estate securities produced strong results for the year. Commodities were up for the one-year period as the price of crude oil rose. Master Limited Partnerships (MLP) returns were down during the fourth quarter but produced positive results for 2019. Finally, gold prices were up for 2019.

Portfolio Review

The buoyant global equity market environment helped lead the Fund to a strong absolute return during the 12-month period. The selection of underlying funds contributed positively to the Fund’s relative returns, while being underweight equities detracted. Allocation decisions within the equity bucket detracted from relative performance with the defensive nature of the Fund’s equity income allocations failing to keep pace with the MSCI ACWI Index and exposure to MLPs served as a material headwind, despite rising oil prices.

Management's Discussion of Fund Performance (Unaudited) (Continued)

The Fund’s fixed income holdings posted strong positive results and outpaced the Bloomberg Barclays U.S. Aggregate Bond Index. An overweight to below investment grade credit helped relative returns, as did an overweight allocation to emerging markets debt. Touchstone Credit Opportunities II Fund was the strongest contributor to relative returns.

On a stand-alone basis, the Vanguard Real Estate ETF and the Touchstone Value Fund generated the largest gains during the year. Given the strong equity environment, falling interest rates and credit spreads, it is not surprising that the weakest performing full-year holding was the Fund’s cash position.

During 2019, the Fund made a handful of notable allocation changes. The allocation to Touchstone Ultra Short Duration Fixed Income Fund was eliminated when we sought to remove the underweight to fixed income duration that was introduced during 2018. Within equities, the Vanguard High Dividend Yield ETF and iShares MSCI Value ETFs were introduced in an effort to enhance the Fund’s yield from domestic and foreign equities. The allocation to both domestic and foreign real estate investment trusts (REITs) was increased during 2019 as our views regarding real estate improved from an underweight, relative to global equities, towards neutral. The increased exposure to REITs also sought to further enhance the Fund’s yield.

Outlook

Although risk assets provide few compelling investment opportunities, the valuation case for domestic value equities, relative to growth equities, is attractive. We believe the case for value equities is driven by a combination of highly attractive relative valuations, lower beta, and potential mean reversion. Earnings remain strong for many value sectors, while price-to-earnings expansion in recent years has not kept pace with growth equities.

Foreign equities, relative to domestic equities, remains another area of focus. Reduced trade tensions provide the opportunity for improved global trade activity and positive economic growth in developed and emerging markets.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic Diversified Income Fund - Class A*, the Bloomberg Barclays U.S. Aggregate Bond Index and the MSCI All Country World Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index comprised of U.S. investment grade, fixed rate bond market securities, including government, government agency, corporate and mortgage-backed securities between one and ten years.

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Management's Discussion of Fund Performance (Unaudited)

Touchstone Dynamic Global Allocation Fund

Sub-Advised by Wilshire Funds Management

Investment Philosophy

The Fund is a “fund-of-funds,” which seeks to achieve its investment goal of providing investors with capital appreciation by primarily investing in a diversified portfolio of underlying equity and fixed-income funds. These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds). The majority of the underlying funds in which the Fund invests will be affiliated funds; however, the Fund has the ability to invest in unaffiliated underlying funds, including exchange-traded funds (ETFs) and exchange-traded notes (ETNs), to the extent that the desired asset class exposure is not available through Touchstone Funds.

Fund Performance

The Touchstone Dynamic Global Allocation Fund (Class A Shares) underperformed its primary benchmark the MSCI All Country World Index (ACWI), but outperformed its secondary benchmark the Bloomberg Barclays Global Aggregate Index for the 12-month period ended December 31, 2019. The Fund’s total return was 17.95 percent (calculated excluding the maximum sales charge) while the total return of the MSCI ACWI was 26.60 percent and the total return of the Bloomberg Barclays Global Aggregate Index was 6.84 percent.

Market Environment

The U.S. stock market, represented by the Russell 3000® Index increased during 2019. All of the 11 major sectors gained during the year, with Information Technology, Communication Services and Financials ending the year with the highest returns. Sectors that contributed the least were Energy and Health Care. Large capitalization stocks outperformed small cap and growth stocks continued to outperform value equities during the fourth quarter and the 12-month period.

Equity markets outside of the U.S. produced strong results in 2019, although they generally underperformed the U.S. equity market. News out of Britain was mixed, with notable economic weakness in the Manufacturing and Services sectors. However, consumer sentiment surveys improved after a fourth quarter election resulted in strong support for a pro-Brexit government. Conditions in Germany were quite similar, with signs of economic weakness but improving sentiment. Japan experienced its fourth consecutive quarter of expansion, while also beating forecasts, due mostly to capital expenditures and private consumption. Emerging Markets were up, but trailed developed markets for the year. China benefited from good news on the trade front although the country’s economic growth has cooled to near 30-year lows.

The U.S. Treasury yield curve fell in the short portion of the curve but rose across intermediate and long-term maturities. The U.S. Federal Reserve Board (Fed) decreased rates three times in 2019. The domestic fixed income market displayed positive returns for the year across all major indexes.

U.S. and global real estate securities produced strong results for the year. Commodities were up for the 12-month period as the price of crude oil rose. Master Limited Partnerships (MLP) returns were down during the fourth quarter but produced positive results for 2019. Finally, gold prices were up for 2019.

Portfolio Review

The buoyant global equity market environment helped lead the Fund to strong absolute returns for the year. On a stand-alone basis, the Fund’s “fixed income bucket” lagged the Bloomberg Barclays Global Aggregate Index as allocations that materially underweight the U.S. dollar hedged, foreign developed fixed income and underweight fixed income duration hurt performance. Within equities, the Fund’s overweight to foreign equities,

Management's Discussion of Fund Performance (Unaudited) (Continued)

relative to domestic equities was a detractor while allocation within domestic equities, such as an overweight to value equities and an overweight to small cap equities, also detracted from performance.

For the 12-month period, the Fund’s allocation to Touchstone Growth Opportunities Fund and Touchstone Mid Cap Fund were the two strongest performing allocations on a stand-alone basis. In terms of contribution to returns, the most notable contributions were from Touchstone Value Fund and Touchstone International Growth Opportunities Fund. None of the Fund’s underlying allocations detracted from Fund returns during the year.

During the 12-month period, the Fund made a handful of notable allocation changes. The allocation to Touchstone Ultra Short Duration Fixed Income was reduced when we sought to remove the underweight to fixed income duration that was introduced during 2018. Exposure to Emerging Markets debt was increased via an allocation to the Vanguard Emerging Markets Government Bond ETF. This change was due to the relative attractiveness of both local and hard currency emerging markets debt. This change increased exposure to foreign securities and improved diversification. This change was beneficial to the Fund’s returns for the 12-month period. A new allocation was made to Touchstone Anti-Benchmark® International Core Equity Fund in an effort to enhance the diversification of the Fund’s foreign equity exposure and reduce volatility without negatively impacting potential long-term performance. A new allocation to iShares MSCI EAFE Value ETF was introduced in an effort to diversify risks associated with the growth equity exposures within the Fund’s foreign equity allocation while remaining invested in foreign equities.

Outlook

The Fund continues to be positioned in a mildly conservative manner relative to our long-term strategic target. The Fund remains overweight foreign equities, relative to domestic equities. Within foreign equities, the Fund is overweight emerging markets equities and within domestic equities, the Fund is overweight value and small cap equities, relative to growth and large-cap.

Management's Discussion of Fund Performance (Unaudited) (Continued)

Comparison of the Change in Value of a $10,000 Investment in the Touchstone Dynamic Global Allocation Fund - Class A*, the MSCI All Country World Index and the Bloomberg Barclays Global Aggregate Index

*	The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in sales loads and fees paid by shareholders in the different classes.

**	The average annual total returns shown above are adjusted for maximum sales loads and fees, if applicable. The maximum offering price per share of Class A shares is equal to the net asset value (“NAV”) per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). Prior to August 17, 2018, the maximum offering price per share of Class A shares was equal to the NAV per share plus a sales load equal to 6.10% of the NAV (or 5.75% of the offering price). Class C shares are subject to a contingent deferred sales charge (“CDSC”) of 1.00%. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed, if redeemed within a one-year period from the date of purchase. Class Y shares are not subject to sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Notes to Chart

MSCI All Country World Index is an unmanaged index that measures the equity market performance of developed and emerging markets.

Bloomberg Barclays Global Aggregate Index is an unmanaged index that measures global investment grade debt from twenty-four local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.

Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used to create indices or financial products. This report is not approved or produced by MSCI.

Tabular Presentation of Portfolios of Investments (Unaudited)

December 31, 2019

The tables below provide each Fund’s sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund’s investments.

Touchstone Dynamic Equity Fund

Sector Allocation*	(% of Net Assets)
Long Positions
Common Stocks
Information Technology	24.3%
Health Care	15.7
Financials	14.8
Consumer Discretionary	13.0
Communication Services	11.4
Industrials	10.4
Real Estate	8.7
Consumer Staples	8.1
Energy	5.0
Materials	4.5
Utilities	3.6
Short-Term Investment Fund	0.2
Other Assets/Liabilities (Net)	1.9
121.6%
Short Positions
Common Stocks
Financials	(4.4)
Real Estate	(3.8)
Information Technology	(2.4)
Health Care	(2.2)
Consumer Discretionary	(2.2)
Industrials	(1.9)
Materials	(1.4)
Communication Services	(0.6)
Energy	(0.6)
Consumer Staples	(0.2)
Utilities	(0.1)
Written Call Options	(1.8)
(21.6)%
Total	100.0%

Touchstone Dynamic Diversified Income Fund
Sector Allocation	(% of Net Assets)
Affiliated Mutual Funds
Fixed Income Funds	57.9%
Equity Funds	8.2
Exchange-Traded Funds	26.9
Exchange-Traded Notes	6.2
Short-Term Investment Funds	6.1
Other Assets/Liabilities (Net)	(5.3)
Total	100.0%

Touchstone Dynamic Global Allocation Fund
Sector Allocation	(% of Net Assets)
Affiliated Mutual Funds
Equity Funds	52.9%
Fixed Income Funds	24.3
Exchange-Traded Funds	22.2
Short-Term Investment Funds	1.2
Other Assets/Liabilities (Net)	(0.6)
Total	100.0%

* Sector classifications are based upon the Global Industry Classification Standard (GICS®).

Portfolio of Investments

Touchstone Dynamic Equity Fund – December 31, 2019

		Market
	Shares	Value

Common Stocks †† — 119.5%

Information Technology — 24.3%
Accenture PLC (Ireland) - Class A	2,100	$442,197
ANSYS, Inc.*	116	29,860
Apple, Inc.	4,936	1,449,456
Applied Materials, Inc.	648	39,554
Aspen Technology, Inc.*	1,343	162,409
Broadridge Financial Solutions, Inc.	316	39,039
Cadence Design Systems, Inc.*	2,871	199,133
Cisco Systems, Inc.	7,685	368,573
DXC Technology Co.	1,914	71,947
EPAM Systems, Inc.*	189	40,098
Fair Isaac Corp.*	446	167,107
Fortinet, Inc.*	342	36,512
Global Payments, Inc.	1,193	217,794
Hewlett Packard Enterprise Co.	5,406	85,739
HP, Inc.	8,997	184,888
Intel Corp.	8,334	498,790
International Business Machines Corp.	1,844	247,170
Intuit, Inc.	1,313	343,914
Manhattan Associates, Inc.*	1,282	102,240
Mastercard, Inc. - Class A	2,607	778,424
Maxim Integrated Products, Inc.	3,218	197,939
Microsoft Corp.	10,310	1,625,887
Monolithic Power Systems, Inc.	190	33,824
NVIDIA Corp.	407	95,767
Oracle Corp.	3,778	200,158
Paychex, Inc.	1,171	99,605
PayPal Holdings, Inc.*	2,455	265,557
ServiceNow, Inc.*	55	15,528
Switch, Inc. - Class A	7,001	103,755
Synopsys, Inc.*	1,666	231,907
Texas Instruments, Inc.	2,404	308,409
Universal Display Corp.	464	95,616
VeriSign, Inc.*	332	63,970
		8,842,766

Health Care — 15.7%
AbbVie, Inc.	1,545	136,794
Agilent Technologies, Inc.	880	75,073
Alexion Pharmaceuticals, Inc.*	37	4,002
Amgen, Inc.	994	239,624
Anthem, Inc.	880	265,786
Baxter International, Inc.	2,064	172,592
Biogen, Inc.*	528	156,673
Bio-Rad Laboratories, Inc. - Class A*	57	21,092
Bio-Techne Corp.	725	159,145
Bristol-Myers Squibb Co.	334	21,439
Cerner Corp.	696	51,079
Charles River Laboratories International, Inc.*	1,132	172,924
Chemed Corp.	394	173,068
Cigna Corp.	208	42,534
CVS Health Corp.	1,626	120,796
Edwards Lifesciences Corp.*	240	55,990
Eli Lilly & Co.	268	35,223
Gilead Sciences, Inc.	5,419	352,127
Guardant Health, Inc.*	27	2,110
Hill-Rom Holdings, Inc.	1,498	170,068
Humana, Inc.	468	171,531
Incyte Corp.*	184	16,067
IQVIA Holdings, Inc.*	971	150,029
Johnson & Johnson	4,952	722,348
Laboratory Corp. of America Holdings*	645	109,115
Masimo Corp.*	707	111,748
Medtronic PLC (Ireland)	1,478	167,679
Merck & Co., Inc.	1,139	103,592
Mylan NV*	733	14,733
Perrigo Co. PLC (Ireland)	279	14,413
Pfizer, Inc.	15,803	619,162
PRA Health Sciences, Inc.*	519	57,687
STERIS PLC	1,063	162,022
Stryker Corp.	394	82,716
Thermo Fisher Scientific, Inc.	519	168,608
UnitedHealth Group, Inc.	268	78,787
Vertex Pharmaceuticals, Inc.*	405	88,675
West Pharmaceutical Services, Inc.	1,336	200,841
Zoetis, Inc.	1,873	247,892
		5,715,784

Financials — 14.7%
Ally Financial, Inc.	1,967	60,111
American Financial Group, Inc.	533	58,443
American National Insurance Co.	1,296	152,513
Aon PLC (United Kingdom)	295	61,446
Arthur J Gallagher & Co.	321	30,569
Athene Holding Ltd. (Bermuda) - Class A*	13	611
Bank of America Corp.	4,378	154,193
Bank of New York Mellon Corp. (The)	5,285	265,994
Bank OZK	2,595	79,160
Berkshire Hathaway, Inc. - Class B*	1,405	318,232
BlackRock, Inc.	880	442,376
Citigroup, Inc.	1,555	124,229
CME Group, Inc.	54	10,839
CNA Financial Corp.	104	4,660
Comerica, Inc.	3,281	235,412
Discover Financial Services	123	10,433
E*TRADE Financial Corp.	3,955	179,438
East West Bancorp, Inc.	3,035	147,804
Eaton Vance Corp.	89	4,155
Fifth Third Bancorp	3,971	122,069
First American Financial Corp.	1,067	62,227
Janus Henderson Group PLC (United Kingdom)	1,692	41,369
JPMorgan Chase & Co.	3,458	482,045
Kemper Corp.	189	14,648
Lincoln National Corp.	676	39,891
LPL Financial Holdings, Inc.	1,594	147,047
MGIC Investment Corp.	11,578	164,060
Moody's Corp.	76	18,043
Morgan Stanley	3,759	192,160
MSCI, Inc.	265	68,418
Navient Corp.	1,403	19,193
OneMain Holdings, Inc.	1,492	62,888

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks †† — 119.5% (Continued)

Financials — (Continued)
PacWest Bancorp	5,547	$212,284
Progressive Corp. (The)	1,096	79,339
Regions Financial Corp.	1,133	19,442
Reinsurance Group of America, Inc.	990	161,429
S&P Global, Inc.	1,290	352,235
SEI Investments Co.	2,850	186,618
State Street Corp.	16	1,266
Synchrony Financial	3,056	110,047
T Rowe Price Group, Inc.	971	118,307
Umpqua Holdings Corp.	375	6,638
Unum Group	324	9,448
US Bancorp	5,064	300,245
		5,331,974

Consumer Discretionary — 13.0%
Amazon.com, Inc.*	677	1,250,988
Bright Horizons Family Solutions, Inc.*	103	15,480
Brunswick Corp.	646	38,747
Chipotle Mexican Grill, Inc.*	90	75,340
Dollar General Corp.	1	156
DR Horton, Inc.	4,546	239,801
General Motors Co.	2,955	108,153
Home Depot, Inc. (The)	2,199	480,218
Las Vegas Sands Corp.	1,062	73,321
Lear Corp.	296	40,611
LKQ Corp.*	3,708	132,376
Lowe's Cos., Inc.	3,229	386,705
Lululemon Athletica, Inc. (Canada)*	1,334	309,048
MGM Resorts International	5,167	171,906
NIKE, Inc. - Class B	3,218	326,016
NVR, Inc.*	35	133,294
O'Reilly Automotive, Inc.*	232	101,676
Pool Corp.	243	51,608
Ross Stores, Inc.	2,047	238,312
Royal Caribbean Cruises Ltd.	664	88,651
Starbucks Corp.	1,138	100,053
TJX Cos., Inc. (The)	3,296	201,254
VF Corp.	892	88,897
Yum China Holdings, Inc. (China)	1,315	63,133
		4,715,744

Communication Services — 11.4%
Alphabet, Inc. - Class C*	470	628,399
Alphabet, Inc. - Class A*	424	567,901
AT&T, Inc.	10,709	418,508
Charter Communications, Inc. - Class A*	153	74,217
Comcast Corp. - Class A	10,204	458,874
Electronic Arts, Inc.*	1,212	130,302
Facebook, Inc. - Class A*	4,464	916,236
Interpublic Group of Cos., Inc. (The)	2,436	56,272
Netflix, Inc.*	232	75,068
Omnicom Group, Inc.	296	23,982
Telephone & Data Systems, Inc.	4,417	112,324
Verizon Communications, Inc.	7,159	439,563
Walt Disney Co. (The)	1,667	241,098
		4,142,744

Industrials — 10.4%
3M Co.	831	146,605
Boeing Co. (The)	180	58,637
Carlisle Cos., Inc.	178	28,808
Copart, Inc.*	1,287	117,040
CoStar Group, Inc.*	60	35,898
Crane Co.	2,370	204,721
CSX Corp.	83	6,006
Donaldson Co., Inc.	415	23,912
Eaton Corp. PLC	281	26,616
Expeditors International of Washington, Inc.	291	22,704
General Dynamics Corp.	1,047	184,638
Graco, Inc.	2,329	121,108
Honeywell International, Inc.	2,267	401,259
Illinois Tool Works, Inc.	72	12,933
Ingersoll-Rand PLC	821	109,127
Kansas City Southern	93	14,244
Lockheed Martin Corp.	610	237,522
Norfolk Southern Corp.	890	172,776
Northrop Grumman Corp.	301	103,535
Oshkosh Corp.	384	36,346
PACCAR, Inc.	1,534	121,339
Republic Services, Inc.	3,739	335,127
Schneider National, Inc. - Class B	3,766	82,174
Southwest Airlines Co.	3,227	174,193
Stanley Black & Decker, Inc.	262	43,424
Textron, Inc.	807	35,992
TransUnion	805	68,916
Union Pacific Corp.	1,840	332,654
United Parcel Service, Inc. - Class B	1,442	168,801
United Technologies Corp.	1,078	161,441
Verisk Analytics, Inc.	1,182	176,520
XPO Logistics, Inc.*	107	8,528
		3,773,544

Real Estate — 8.8%
American Campus Communities, Inc. REIT	997	46,889
American Tower Corp. REIT	987	226,832
Apple Hospitality REIT, Inc. REIT	13,974	227,078
Camden Property Trust REIT	2,589	274,693
CBRE Group, Inc. - Class A*	1,853	113,570
Corporate Office Properties Trust REIT	1,530	44,951
Crown Castle International Corp. REIT	213	30,278
Douglas Emmett, Inc. REIT	6,087	267,219
Duke Realty Corp. REIT	3,608	125,089
Equinix, Inc. REIT	181	105,650
Equity Commonwealth REIT	17,647	579,351
Gaming and Leisure Properties, Inc. REIT	5,952	256,234
Hudson Pacific Properties, Inc. REIT	3,657	137,686
New Residential Investment Corp. REIT	2,258	36,376
SBA Communications Corp. REIT	232	55,910
Ventas, Inc. REIT	396	22,865
Vornado Realty Trust REIT	2,336	155,344
Weingarten Realty REIT	11,857	370,413
Weyerhaeuser Co. REIT	4,774	144,175
		3,220,603

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks ++ — 119.5% (Continued)

Consumer Staples — 8.1%
Altria Group, Inc.	5,060	$252,545
Coca-Cola Co. (The)	3,958	219,075
Colgate-Palmolive Co.	825	56,793
Costco Wholesale Corp.	1,251	367,694
Flowers Foods, Inc.	568	12,348
General Mills, Inc.	889	47,615
Hershey Co. (The)	486	71,432
Ingredion, Inc.	880	81,796
Mondelez International, Inc. - Class A	6,672	367,494
PepsiCo, Inc.	3,511	479,848
Philip Morris International, Inc.	2,741	233,232
Procter & Gamble Co. (The)	4,023	502,473
Sysco Corp.	253	21,642
Tyson Foods, Inc. - Class A	676	61,543
US Foods Holding Corp.*	745	31,208
Walgreens Boots Alliance, Inc.	2,031	119,748
Walmart, Inc.	27	3,209
		2,929,695

Energy — 5.0%
Baker Hughes Co.	1,063	27,245
Chevron Corp.	1,661	200,167
Cimarex Energy Co.	1,617	84,876
ConocoPhillips	6,636	431,539
Devon Energy Corp.	2,195	57,004
EOG Resources, Inc.	1,546	129,493
Exxon Mobil Corp.	4,930	344,015
Kinder Morgan, Inc.	4,020	85,103
Marathon Petroleum Corp.	1,319	79,470
ONEOK, Inc.	1,254	94,890
Patterson-UTI Energy, Inc.	1,189	12,484
Phillips 66	319	35,540
Valero Energy Corp.	1,203	112,661
Williams Cos., Inc. (The)	5,820	138,050
		1,832,537

Materials — 4.5%
Air Products & Chemicals, Inc.	120	28,199
AptarGroup, Inc.	267	30,871
Avery Dennison Corp.	2,072	271,059
Celanese Corp.	1,035	127,429
DuPont de Nemours, Inc.	140	8,988
Eastman Chemical Co.	3,213	254,662
Ecolab, Inc.	544	104,987
Huntsman Corp.	1,057	25,537
LyondellBasell Industries N.V. - Class A	1,160	109,597
Newmont Goldcorp Corp.	2,382	103,498
Sherwin-Williams Co. (The)	123	71,775
Steel Dynamics, Inc.	3,522	119,889
Westrock Co.	9,257	397,218
		1,653,709

Utilities — 3.6%
American Electric Power Co., Inc.	825	77,971
CenterPoint Energy, Inc.	1,595	43,496
CMS Energy Corp.	424	26,644
Consolidated Edison, Inc.	387	35,012
DTE Energy Co.	797	103,506
Evergy, Inc.	252	16,403
Exelon Corp.	338	15,409
IDACORP, Inc.	3,965	423,462
MDU Resources Group, Inc.	7,951	236,224
OGE Energy Corp.	1,824	81,113
Pinnacle West Capital Corp.	433	38,940
PPL Corp.	386	13,850
Public Service Enterprise Group, Inc.	860	50,783
Vistra Energy Corp.	6,354	146,078
		1,308,891
Total Common Stocks		$43,467,991

Short-Term Investment Fund — 0.2%
Dreyfus Government Cash Management, Institutional Shares, 1.51%¥Ω	85,879	$85,879

Total Long Positions
(Cost $40,155,189)		$43,553,870

Securities Sold Short — (19.8%)

Common Stocks — (19.8%)

Real Estate — (4.8%)
AGNC Investment Corp. REIT	(12,338)	(218,136)
Annaly Capital Management, Inc. REIT	(14,710)	(138,568)
Apartment Investment & Management Co. - Class A REIT	(241)	(12,448)
Brandywine Realty Trust REIT	(1,342)	(21,137)
Colony Capital, Inc. REIT	(10,216)	(48,526)
Cousins Properties, Inc. REIT	(4,525)	(186,430)
Healthcare Trust of America, Inc. - Class A REIT	(721)	(21,832)
Healthpeak Properties, Inc. REIT	(13,259)	(457,038)
JBG SMITH Properties REIT	(989)	(39,451)
Macerich Co.(The) REIT	(8,958)	(241,149)
SL Green Realty Corp. REIT	(758)	(69,645)
Spirit Realty Capital, Inc. REIT	(1,366)	(67,180)
Taubman Centers, Inc. REIT	(7,360)	(228,822)
		(1,750,362)

Financials — (3.4%)
Aflac, Inc.	(255)	(13,490)
Bank of Hawaii Corp.	(918)	(87,357)
BankUnited, Inc.	(2,369)	(86,611)
Everest Re Group Ltd. (Bermuda)	(237)	(65,611)
FactSet Research Systems, Inc.	(111)	(29,781)
First Citizens BancShares, Inc. - Class A	(240)	(127,730)
First Republic Bank	(2,252)	(264,497)
Interactive Brokers Group, Inc. - Class A	(398)	(18,555)
Loews Corp.	(2,207)	(115,845)
Markel Corp.*	(75)	(85,738)
People's United Financial, Inc.	(1,227)	(20,736)
Pinnacle Financial Partners, Inc.	(146)	(9,344)
RenaissanceRe Holdings Ltd. (Bermuda)	(255)	(49,985)

Touchstone Dynamic Equity Fund (Continued)

		Market
	Shares	Value

Common Stocks — (19.8%) (Continued)

Financials — (Continued)
TFS Financial Corp.	(6,461)	$(127,152)
Truist Financial Corp.	(427)	(24,049)
Virtu Financial, Inc. - Class A	(460)	(7,355)
Voya Financial, Inc.	(1,682)	(102,568)
		(1,236,404)

Information Technology — (2.4%)
2U, Inc.*	(6,495)	(155,815)
Akamai Technologies, Inc.*	(455)	(39,303)
CoreLogic, Inc.*	(652)	(28,499)
Dynatrace, Inc.*	(6,281)	(158,909)
First Solar, Inc.*	(731)	(40,907)
Gartner, Inc.*	(186)	(28,663)
Microchip Technology, Inc.	(354)	(37,071)
Nuance Communications, Inc.*	(1,069)	(19,060)
RealPage, Inc.*	(2,464)	(132,440)
Smartsheet, Inc. - Class A*	(2,880)	(129,370)
Twilio, Inc. - Class A*	(103)	(10,123)
Western Union Co. (The)	(3,135)	(83,955)
		(864,115)

Health Care — (2.2%)
ABIOMED, Inc.*	(128)	(21,836)
Adaptive Biotechnologies Corp.*	(621)	(18,580)
Bluebird Bio, Inc.*	(1,215)	(106,616)
Centene Corp.*	(2,629)	(165,285)
Change Healthcare, Inc.*	(7,211)	(118,188)
DaVita, Inc.*	(461)	(34,589)
ICU Medical, Inc.*	(1,274)	(238,391)
Nektar Therapeutics*	(2,176)	(46,969)
Premier, Inc. - Class A*	(626)	(23,713)
Sarepta Therapeutics, Inc.*	(232)	(29,937)
Waters Corp.*	(30)	(7,010)
		(811,114)

Consumer Discretionary — (2.2%)
CarMax, Inc.*	(11)	(964)
Choice Hotels International, Inc.	(1,996)	(206,446)
Grubhub, Inc.*	(774)	(37,647)
H&R Block, Inc.	(3,951)	(92,769)
Harley-Davidson, Inc.	(1,518)	(56,454)
Hyatt Hotels Corp. - Class A	(1,012)	(90,787)
International Game Technology PLC	(1,549)	(23,188)
Mattel, Inc.*	(9,605)	(130,148)
Tesla, Inc.*	(197)	(82,411)
Toll Brothers, Inc.	(764)	(30,186)
Under Armour, Inc. - Class C*	(3,055)	(58,595)
		(809,595)

Industrials — (1.9%)
Colfax Corp.*	(4,198)	(152,723)
Gardner Denver Holdings, Inc.*	(320)	(11,738)
IAA, Inc.*	(792)	(37,272)
KAR Auction Services, Inc.	(2,383)	(51,926)
Lyft, Inc. - Class A*	(2,390)	(102,818)
Middleby Corp.(The)*	(379)	(41,508)
Stericycle, Inc.*	(4,686)	(299,014)
		(696,999)

Materials — (1.4%)
Alcoa Corp.*	(1,402)	(30,157)
Ashland Global Holdings, Inc.	(3,932)	(300,916)
Eagle Materials, Inc.	(451)	(40,888)
Graphic Packaging Holding Co.	(4,455)	(74,176)
International Flavors & Fragrances, Inc.	(589)	(75,993)
		(522,130)

Communication Services — (0.6%)
Discovery, Inc. - Class A*	(294)	(9,625)
Sirius XM Holdings, Inc.	(4,627)	(33,083)
Spotify Technology SA (Sweden)*	(43)	(6,431)
Zillow Group, Inc. - Class A*	(1,111)	(50,817)
Zillow Group, Inc. - Class C*	(2,752)	(126,427)
		(226,383)

Energy — (0.6%)
Antero Resources Corp.*	(41,592)	(118,537)
Cheniere Energy, Inc.*	(247)	(15,084)
Kosmos Energy Ltd.	(2,548)	(14,524)
TechnipFMC PLC (United Kingdom)	(511)	(10,956)
Transocean Ltd.*	(6,905)	(47,506)
		(206,607)

Consumer Staples — (0.2%)
Grocery Outlet Holding Corp.*	(1,740)	(56,463)

Utilities — (0.1%)
American Water Works Co., Inc.	(30)	(3,686)
Aqua America, Inc.	(597)	(28,023)
		(31,709)
Total Common Stocks		$(7,211,881)
Total Securities Sold Short
(Proceeds $6,614,306)		$(7,211,881)

17

Touchstone Dynamic Equity Fund (Continued)

	Number
	of	Notional	Market
	Contracts	Amount	Value
Written Call Options — (1.8%)
PHLX Utility Sector
January 2020
Strike Price $845	(9)	$743,238	$(1,035)
S&P 100 Index
January 2020
Strike Price $1,430	(21)	3,028,557	(51,450)
S&P 100 Index
January 2020
Strike Price $1,455	(44)	6,345,548	(35,640)
S&P 100 Index
January 2020
Strike Price $3,045	(23)	7,430,794	(452,180)
S&P 100 Index
January 2020
Strike Price $3,225	(7)	2,261,546	(24,640)
S&P 500 Index
January 2020
Strike Price $3,150	(8)	2,584,624	(57,192)
S&P 500 Index
January 2020
Strike Price $3,245	(7)	2,261,546	(17,710)
S&P 500 Index
January 2020
Strike Price $3,270	(5)	1,615,390	(4,195)
S&P 500 Index
March 2020
Strike Price $3,440	(35)	11,307,730	(23,100)
			$(667,142)
Total Written Options
(Premiums received $377,965)			$(667,142)

Total —98.1%			$35,674,847

Other Assets in Excess of Liabilities — 1.9%			694,281

Net Assets — 100.0%			$36,369,128

*	Non-income producing security.
++	All or a portion of these securities are pledged as collateral for securities sold short and written options. The total value of the securities pledged as collateral as of December 31, 2019 was $43,417,341.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

PLC - Public Limited Company

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Assets:
Long Positions
Common Stocks	$43,467,991	$—	$—	$43,467,991
Short-Term Investment Fund	85,879	—	—	85,879
Total Assets	$43,553,870	$—	$—	$43,553,870

Liabilities:
Securities Sold Short
Common Stocks	$(7,211,881)	$—	$—	$(7,211,881)
Other Financial Instruments
Written Options Equity Contracts	(666,107)	(1,035)	—	(667,142)
Total Liabilities	$(7,877,988)	$(1,035)	$—	$(7,879,023)
Total	$35,675,882	$(1,035)	$—	$35,674,847

See accompanying Notes to Financial Statements.

18

Portfolio of Investments

Touchstone Dynamic Diversified Income Fund – December 31, 2019

		Market
	Shares	Value

Affiliated Mutual Funds^¥ — 66.1%

Fixed Income Funds — 57.9%
Touchstone Credit Opportunities II Fund	1,164,722	$11,938,401
Touchstone Flexible Income Fund	558,298	6,085,449
Touchstone High Yield Fund	812,623	6,972,306
Touchstone Impact Bond Fund	1,458,974	15,100,379
		40,096,535

Equity Funds — 8.2%
Touchstone Value Fund	587,109	5,712,569
Total Affiliated Mutual Funds		$45,809,104

Exchange-Traded Funds — 26.9%
iShares International Select Dividend ETF†	65,820	2,209,577
iShares MSCI EAFE Value ETF	42,540	2,124,022
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	83,745	2,848,168
Vanguard Emerging Markets Government Bond ETF	17,600	1,432,816
Vanguard Global ex-U.S. Real Estate ETF	34,680	2,049,241
Vanguard High Dividend Yield ETF	46,605	4,367,355
Vanguard REIT ETF	22,990	2,133,242
WisdomTree Emerging Markets High Dividend ETF†	31,945	1,462,123
Total Exchange-Traded Funds		$18,626,544

Exchange-Traded Notes — 6.2%
JPMorgan Alerian MLP Index ETN†	195,490	$4,263,637

Short-Term Investment Funds — 6.1%
Dreyfus Government Cash Management, Institutional Shares, 1.51%¥Ω	508,830	508,830
Invesco Government & Agency Portfolio, Institutional Class, 1.50%**¥Ω	3,734,396	3,734,396
Total Short-Term Investment Funds		$4,243,226

Total Investment Securities —105.3%
(Cost $73,503,849)		$72,942,511

Liabilities in Excess of Other Assets — (5.3%)		(3,664,545)

Net Assets — 100.0%		$69,277,966

**	Represents collateral for securities loaned.
^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2019 was $3,666,744.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

ETN - Exchange-Traded Notes

MLP - Master Limited Partnership

REIT - Real Estate Investment Trust

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total
Affiliated Mutual Funds	$45,809,104	$—	$—	$45,809,104
Exchange-Traded Funds	18,626,544	—	—	18,626,544
Exchange-Traded Notes	4,263,637	—	—	4,263,637
Short-Term Investment Funds	4,243,226	—	—	4,243,226
Total	$72,942,511	$—	$—	$72,942,511

See accompanying Notes to Financial Statements.

Portfolio of Investments

Touchstone Dynamic Global Allocation Fund – December 31, 2019

		Market
	Shares	Value

Affiliated Mutual Funds^¥ — 77.2%

Equity Funds — 52.9%
Touchstone Anti-Benchmark®
International Core Equity Fund	1,051,633	$11,241,955
Touchstone Growth Opportunities Fund	129,709	4,557,982
Touchstone International Growth Opportunities Fund	233,066	5,285,941
Touchstone International Small Cap Fund	111,825	1,767,953
Touchstone Mid Cap Fund	86,453	3,473,691
Touchstone Sands Capital Emerging Markets Growth Fund	119,364	1,717,650
Touchstone Sands Capital Institutional Growth Fund	165,137	3,687,506
Touchstone Small Cap Value Fund	169,261	4,405,863
Touchstone Value Fund	975,787	9,494,403
		45,632,944

Fixed Income Funds — 24.3%
Touchstone Credit Opportunities II Fund	319,016	3,269,914
Touchstone Impact Bond Fund	1,301,223	13,467,659
Touchstone Ultra Short Duration Fixed Income Fund	458,202	4,247,529
		20,985,102
Total Affiliated Mutual Funds		$66,618,046

Exchange-Traded Funds — 22.2%

iShares Core MSCI Emerging Markets ETF	49,680	2,670,797
iShares International Treasury Bond ETF	86,535	4,341,461
iShares MSCI EAFE Value ETF	87,320	4,359,888
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	51,430	1,749,134
Vanguard Emerging Markets Government Bond ETF†	21,745	1,770,260
Vanguard Total International Bond ETF	74,865	4,235,862
Total Exchange-Traded Funds		$19,127,402

Short-Term Investment Funds — 1.2%
Dreyfus Government Cash Management, Institutional Shares, 1.51%¥Ω	754,454	754,454
Invesco Government & Agency Portfolio, Institutional Class, 1.50%**¥Ω	315,400	315,400
Total Short-Term Investment Funds		$1,069,854

Total Investment Securities —100.6%
(Cost $85,845,685)		$86,815,302

Liabilities in Excess of Other Assets — (0.6%)		(503,565)

Net Assets — 100.0%		$86,311,737

**	Represents collateral for securities loaned.
^	All affiliated funds are invested in the Institutional Class, unless otherwise indicated. The financial statements of the underlying funds can be found on the SEC website.
†	All or a portion of the security is on loan. The total market value of the securities on loan as of December 31, 2019 was $309,358.
¥	Open-End Fund.
Ω	Represents the 7-day SEC yield as of December 31, 2019.

Portfolio Abbreviations:

ETF - Exchange-Traded Fund

Other Information:

The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the security valuation section in the accompanying Notes to Financial Statements.

Valuation inputs at Reporting Date:

Description	Level 1	Level 2	Level 3	Total

Affiliated Mutual Funds	$66,618,046	$—	$—	$66,618,046
Exchange-Traded Funds	19,127,402	—	—	19,127,402
Short-Term Investment Funds	1,069,854	—	—	1,069,854
Total	$86,815,302	$—	$—	$86,815,302

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

December 31, 2019

		Touchstone	Touchstone
	Touchstone	Dynamic	Dynamic
	Dynamic	Diversified	Global
	Equity	Income	Allocation
	Fund	Fund	Fund
Assets
Investments, at cost	$40,155,189	$73,503,849	$85,845,685
Affiliated securities, at market value	$—	$45,809,104	$66,618,046
Non-affiliated securities, at market value(A)	43,553,870	27,133,407	20,197,256
Cash	197	—	—
Cash deposits held at prime broker	117,530	—	—
Dividends and interest receivable	55,409	13,342	8,195
Receivable for capital shares sold	3,785	23,461	30,172
Receivable for investments sold	1,176,795	194,442	97,626
Receivable for securities lending income	—	7,624	913
Receivable from other affiliates	—	929	—
Other assets	14,106	31,130	13,778
Total Assets	44,921,692	73,213,439	86,965,986
Liabilities
Written options, at market value (B)	667,142	—	—
Securities sold short (C)	7,211,881	—	—
Dividend and interest payable on securities sold short	13,554	—	—
Payable for return of collateral for securities on loan	—	3,734,396	315,400
Payable for capital shares redeemed	292,733	73,509	214,658
Payable for investments purchased	263,450	—	—
Payable to Investment Advisor	20,400	3,425	14,355
Payable to other affiliates	5,797	—	7,026
Payable to Trustees	11,341	11,341	11,341
Payable for professional services	23,542	24,621	25,497
Payable to Transfer Agent	18,193	79,076	53,591
Other accrued expenses and liabilities	24,531	9,105	12,381
Total Liabilities	8,552,564	3,935,473	654,249
Net Assets	$36,369,128	$69,277,966	$86,311,737
Net assets consist of:
Paid-in capital	$37,180,890	$70,970,796	$85,344,132
Distributable earnings (deficit)	(811,762)	(1,692,830)	967,605
Net Assets	$36,369,128	$69,277,966	$86,311,737
(A) Includes market value of securities on loan of:	$—	$3,666,744	$309,358
(B) Premiums received for written options:	$377,965	$—	$—
(C) Proceeds received for securities sold short:	$6,614,306	$—	$—

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (Continued)

		Touchstone	Touchstone
	Touchstone	Dynamic	Dynamic
	Dynamic	Diversified	Global
	Equity	Income	Allocation
	Fund	Fund	Fund

Pricing of Class A Shares
Net assets applicable to Class A shares	$7,359,319	$50,821,210	$77,001,296
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	554,385	3,854,662	6,382,777
Net asset value per share*	$13.27	$13.18	$12.06
Maximum sale charge - Class A Shares	5.00%	5.00%	5.00%
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) - Class A shares	$13.97	$13.87	$12.69

Pricing of Class C Shares
Net assets applicable to Class C shares	$3,089,525	$4,694,286	$5,250,032
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	259,491	353,842	444,733
Net asset value and offering price per share**	$11.91	$13.27	$11.80

Pricing of Class Y Shares
Net assets applicable to Class Y shares	$25,814,444	$13,762,470	$4,060,409
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	1,923,768	1,041,520	333,221
Net asset value, offering price and redemption price per share	$13.42	$13.21	$12.19

Pricing of Institutional Class Shares
Net assets applicable to Institutional Class Shares	$105,840	$—	$—
Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	7,791	—	—
Net asset value, offering price and redemption price per share	$13.58	$—	$—

* There is no sales load on subscriptions of $1 million or more. Redemptions that were part of a $1 million or more subscription may be subject to a contingent deferred sales load if redeemed within a one-year period from the date of purchase.

**	Redemption price per share varies by length of time shares are held due to the terms of the contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended December 31, 2019

		Touchstone	Touchstone
	Touchstone	Dynamic	Dynamic
	Dynamic	Diversified	Global
	Equity	Income	Allocation
	Fund	Fund	Fund
Investment Income
Dividends from affiliated securities	$—	$1,788,743	$1,361,353
Dividends from non-affiliated securities(A)	1,275,059	1,058,932	590,856
Income from securities loaned	—	51,956	14,773
Total Investment Income	1,275,059	2,899,631	1,966,982
Expenses
Investment advisory fees	437,347	126,396	217,405
Administration fees	74,606	91,637	126,095
Compliance fees and expenses	2,930	2,930	2,930
Custody fees	25,616	4,479	4,003
Professional fees	27,206	25,747	27,563
Transfer Agent fees, Class A	11,958	57,622	92,566
Transfer Agent fees, Class C	4,050	7,658	11,298
Transfer Agent fees, Class Y	22,543	47,071	4,058
Transfer Agent fees, Institutional Class	75	—	—
Transfer Agent out-of-pocket expenses	4,323	25,122	47,311
Registration Fees, Class A	13,361	13,658	13,733
Registration Fees, Class C	12,376	13,423	13,056
Registration Fees, Class Y	15,089	13,195	11,060
Registration Fees, Institutional Class	10,480	—	—
Dividend expense on securities sold short	219,043	—	—
Interest expense on securities sold short	59,273	—	—
Reports to Shareholders, Class A	6,284	9,212	13,731
Reports to Shareholders, Class C	5,203	5,046	4,887
Reports to Shareholders, Class Y	7,444	6,341	4,973
Reports to Shareholders, Institutional Class	4,787	—	—
Distribution expenses, Class A	21,618	113,205	186,160
Distribution and shareholder servicing expenses, Class C	36,490	56,574	78,818
Trustee fees	20,999	20,999	20,999
Other expenses	44,230	14,619	15,618
Total Expenses	1,087,331	654,934	896,264
Fees waived and/or reimbursed by the Advisor and/or Affiliates(B)	(76,828)	(333,480)	(422,577)
Net Expenses	1,010,503	321,454	473,687
Net Investment Income	264,556	2,578,177	1,493,295
Realized and Unrealized Gains (Losses) on Investments
Net realized gains on investments in non-affiliated securities	5,205,148	263,777	669,967
Net realized losses on investments in affiliated securities	—	(1,486,857)	(1,768,876)
Net realized losses on written options	(6,932,851)	—	—
Net realized losses on securities sold short	(1,835,255)	—	—
Capital gain distributions received from affiliated funds	—	336,277	1,586,019
Net change in unrealized appreciation (depreciation) on investments in non-affiliated securities(C)	12,361,690	2,608,232	747,415
Net change in unrealized appreciation (depreciation) on investments in affiliated securities	—	2,772,098	11,626,853
Net change in unrealized appreciation (depreciation) on written options	(160,796)	—	—
Net change in unrealized appreciation (depreciation) on securities sold short	(2,176,519)	—	—
Net Realized and Unrealized Gains (Losses) on Investments	$6,461,417	$4,493,527	$12,861,378
Change in Net Assets Resulting from Operations	$6,725,973	$7,071,704	$14,354,673

(A)Net of foreign tax withholding of:	$61	$—	$—
(B)See Note 4 in Notes to Financial Statements.

(C)Change in unrealized appreciation (depreciation) on investments in non-affiliated securities does not include net depreciation of $(1,487,354) for the Dynamic Diversified Income Fund in connection with the Fund's merger. See Note 9 in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

			Touchstone
	Touchstone		Dynamic Diversified
	Dynamic Equity		Income
	Fund		Fund
	For the	For the	For the	For the
	Year	Year	Year	Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018
From Operations
Net investment income	$264,556	$26,013	$2,578,177	$1,708,310
Net realized gains (losses) on investments, written options, securities sold short and capital gain distributions received	(3,562,958)	7,335,724	(886,803)	1,456,792
Net change in unrealized appreciation (depreciation) on investments, written options and securities sold short	10,024,375	(17,331,585)	5,380,330	(5,440,638)
Change in Net Assets from Operations	6,725,973	(9,969,848)	7,071,704	(2,275,536)

Distributions to Shareholders:
Distributed earnings, Class A	(1,493,265)	—	(1,983,829)	(1,144,104)
Distributed earnings, Class C	(616,286)	—	(144,648)	(461,944)
Distributed earnings, Class Y	(5,124,145)	(623,724)	(549,570)	(207,840)
Distributed earnings, Institutional Class	(18,150)	(116,348)	—	—
Total Distributions	(7,251,846)	(740,072)	(2,678,047)	(1,813,888)
Change in Net Assets from Share Transactions(A)	(47,729,899)	(22,111,564)	20,549,282	(7,307,857)

Total Increase (Decrease) in Net Assets	(48,255,772)	(32,821,484)	24,942,939	(11,397,281)

Net Assets
Beginning of period	84,624,900	117,446,384	44,335,027	55,732,308
End of period	$36,369,128	$84,624,900	$69,277,966	$44,335,027

(A) For details on share transactions by class, see Statements of Changes in Net Assets - Capital Stock Activity on page 26 to 27.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (Continued)

Touchstone Dynamic Global Allocation Fund
For the	For the
Year	Year
Ended	Ended
December 31,	December 31,
2019	2018

$1,493,295	$1,420,331
487,110	8,144,100
12,374,268	(17,120,403)
14,354,673	(7,555,972)

(2,967,349)	(4,731,927)
(150,046)	(2,008,289)
(169,554)	(516,617)
—	—
(3,286,949)	(7,256,833)
(10,049,192)	(13,252,484)

1,018,532	(28,065,289)
85,293,205	113,358,494
$86,311,737	$85,293,205

Statements of Changes in Net Assets - Capital Stock Activity

					Touchstone Dynamic Diversified
	Touchstone Dynamic Equity Fund					Income Fund
	For the Year		For the Year		For the Year		For the Year
	Ended		Ended		Ended		Ended
	December 31, 2019		December 31, 2018		December 31, 2019		December 31, 2018
	Shares	Dollars	Shares	Dollars	Shares	Dollars	Shares	Dollars
Class A
Proceeds from Shares sold	194,834	$2,900,118	36,592	$583,062	960,372	$12,295,904	123,109	$1,592,305
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	1,130,078	14,590,667	—	—
Reinvestment of distributions	85,670	1,128,350	—	—	130,247	1,694,254	73,396	929,562
Cost of Shares redeemed	(250,319)	(3,673,460)	(306,473)	(4,878,560)	(583,906)	(7,583,144)	(341,364)	(4,437,346)
Change from Class A Share Transactions	30,185	355,008	(269,881)	(4,295,498)	1,636,791	20,997,681	(144,859)	(1,915,479)
Class C
Proceeds from Shares sold	14,645	193,876	28,386	401,443	18,487	243,914	11,771	153,106
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	177,151	2,299,562	—	—
Reinvestment of distributions	47,095	555,717	—	—	10,130	132,764	34,141	433,706
Cost of Shares redeemed	(236,145)	(3,262,038)	(113,226)	(1,688,492)	(927,151)	(11,889,603)	(312,170)	(4,067,796)
Change from Class C Share Transactions	(174,405)	(2,512,445)	(84,840)	(1,287,049)	(721,383)	(9,213,363)	(266,258)	(3,480,984)
Class Y
Proceeds from Shares sold	136,492	2,060,590	939,168	15,353,357	469,453	6,056,807	102,586	1,337,755
Proceeds from Shares issued in connection with merger(A)	—	—	—	—	1,753,649	22,695,377	—	—
Reinvestment of distributions	360,722	4,823,452	40,311	582,489	39,929	521,382	15,332	194,784
Cost of Shares redeemed	(2,675,200)	(40,256,910)	(1,900,967)	(30,743,577)	(1,581,018)	(20,508,602)	(261,834)	(3,443,933)
Change from Class Y Share Transactions	(2,177,986)	(33,372,868)	(921,488)	(14,807,731)	682,013	8,764,964	(143,916)	(1,911,394)
Institutional Class
Proceeds from Shares sold	19,486	296,151	630,842	10,363,103	—	—	—	—
Reinvestment of distributions	1,348	18,150	8,018	116,348	—	—	—	—
Cost of Shares redeemed	(818,509)	(12,513,895)	(746,673)	(12,200,737)	—	—	—	—
Change from Institutional Class Share Transactions	(797,675)	(12,199,594)	(107,813)	(1,721,286)	—	—	—	—
Change from Share Transactions	(3,119,881)	$(47,729,899)	(1,384,022)	$(22,111,564)	1,597,421	$20,549,282	(555,033)	$(7,307,857)

(A)See Note 9 in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets - Capital Stock Activity (Continued)

Touchstone Dynamic Global Allocation Fund
For the Year		For the Year
Ended		Ended
December 31, 2019		December 31, 2018
Shares	Dollars	Shares	Dollars

1,896,533	$21,505,108	202,824	$2,493,877
—	—	—	—
218,338	2,603,372	357,314	3,983,180
(894,153)	(10,453,158)	(778,529)	(9,679,444)
1,220,718	13,655,322	(218,391)	(3,202,387)

13,313	163,460	47,077	569,349
—	—	—	—
12,023	141,221	178,032	1,921,215
(1,979,350)	(21,892,864)	(516,091)	(6,191,893)
(1,954,014)	(21,588,183)	(290,982)	(3,701,329)

53,199	628,091	96,808	1,203,900
—	—	—	—
13,259	159,451	42,964	487,589
(247,933)	(2,903,873)	(631,742)	(8,040,257)
(181,475)	(2,116,331)	(491,970)	(6,348,768)

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—
(914,771)	$(10,049,192)	(1,001,343)	$(13,252,484)

Statement of Cash Flows

For the Year Ended December 31, 2019

Touchstone
Dynamic
Equity
Fund
Cash Flows Used in Operating Activities
Change in net assets resulting from operations	$6,725,973
Adjustments to reconcile change in net assets resulting from operations to net cash provided by operating activities:
Purchases of investments	(143,744,447)
Proceeds from disposition of investments	217,125,153
Net proceeds from disposition of purchased options	175,244
Premiums received on call and put options written	10,352,989
Covers of written options	(19,201,471)
Proceeds from securities sold short	34,910,451
Covers of securities sold short	(48,806,460)
Net sales of short term securities	235,404
Return of capital received from investments	47,966
Increase in receivable for investments sold	(1,176,795)
Decrease in cash deposits held at prime broker	4,650,268
Decrease in dividends and interest receivable	131,740
Increase in payable for investments purchased	263,450
Increase in other assets	(412)
Increase in dividend and interest payable on securities sold short	(11,393)
Increase in payable to Trustees	7,733
Decrease in payable to Investment Advisor	(43,777)
Decrease in payable to other affiliates	(9,577)
Decrease in other accrued expenses and liabilities	(8,487)
Net realized (gains) on investments	(5,205,148)
Net realized losses on written options	6,932,851
Net realized losses on securities sold short	1,835,255
Net change in unrealized (appreciation) depreciation on investments	(12,361,690)
Net change in unrealized (appreciation) depreciation on written options	160,796
Net change in unrealized (appreciation) depreciation on securities sold short	2,176,519
Net cash provided by operating activities	55,162,135
Cash Flows used in Financing Activities
Proceeds from shares sold	5,587,630
Cash distributions paid	(726,177)
Cost of shares redeemed	(60,023,391)
Proceeds from interfund lending transactions	22,398,214
Payments for interfund lending transactions	(22,398,214)
Net cash used in financing activities	(55,161,938)
Net change in cash	197
Cash - beginning of the period	—
Cash - end of period	$197

Supplemental disclosure of cash flow information:
Reinvestment of dividends and distributions	$6,525,669
Dividend and interest expense paid	$289,709

See accompanying Notes to Financial Statements.

Financial Highlights

Touchstone Dynamic Equity Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$14.39	$16.06	$15.18	$14.52	$13.59
Income (loss) from investment operations:
Net investment income (loss)	0.06	(A)	(0.04	)(A)	0.06	(A)	0.19	(A)	0.13
Net realized and unrealized gains (losses) on investments	1.66	(1.63)	1.04	0.53	0.80
Total from investment operations	1.72	(1.67)	1.10	0.72	0.93
Distributions from:
Net investment income	(0.02)	—	(0.22)	(0.06)	—
Realized capital gains	(2.82)	—	—	—	—
Total distributions	(2.84)	—	(0.22)	(0.06)	—
Net asset value at end of period	$13.27	$14.39	$16.06	$15.18	$14.52
Total return(B)	12.11%	(10.40)%	7.18%	4.95%	6.84%
Ratios and supplemental data:
Net assets at end of period (000's)	$7,359	$7,542	$12,752	$15,525	$12,029
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	2.10%	2.30%	1.94%	1.90%	2.01%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(D)	2.39%	2.40%	2.00%	1.91%	2.16%
Net investment income (loss)	0.37%	(0.22)%	0.40%	1.30%	0.87%
Portfolio turnover rate	229%	267%	236%	245%	235%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.55%, 1.55%, 1.55%, 1.55% and 1.55% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.84%, 1.65%, 1.61%, 1.56% and 1.70% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018		2017		2016		2015
Net asset value at beginning of period	$13.25		$14.90		$14.03		$13.47		$12.70
Income (loss) from investment operations:
Net investment income (loss)	(0.05	)(A)	(0.14	)(A)	(0.05	)(A)	0.07	(A)	0.02
Net realized and unrealized gains (losses) on investments	1.53		(1.51)		0.95		0.49		0.75
Total from investment operations	1.48		(1.65)		0.90		0.56		0.77
Distributions from:
Net investment income	—		—		(0.03)		—		—
Realized capital gains	(2.82)		—		—		—		—
Total distributions	(2.82)		—		(0.03)		—		—
Net asset value at end of period	$11.91		$13.25		$14.90		$14.03		$13.47
Total return(B)	11.35%		(11.06)%		6.37%		4.16%		6.06%
Ratios and supplemental data:
Net assets at end of period (000's)	$3,090		$5,748		$7,727		$12,256		$10,911
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	2.85%		3.05%		2.69%		2.65%		2.76%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(D)	3.37%		3.24%		2.81%		2.71%		2.90%
Net investment income (loss)	(0.38)%		(0.97)%		(0.35)%		0.55%		0.12%
Portfolio turnover rate	229%		267%		236%		245%		235%

(A)	The net investment income (loss) per share was based on average shares outstanding for the period.

(B)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 2.30%, 2.30%, 2.30%, 2.30% and 2.30% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(D)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 2.82%, 2.49%, 2.42%, 2.36% and 2.44% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$14.53	$16.32	$15.45	$14.76	$13.80
Income (loss) from investment operations:
Net investment income	0.10	(A)	0.02	(A)	0.12	(A)	0.24	(A)	0.17
Net realized and unrealized gains (losses) on investments	1.69	(1.66)	1.05	0.54	0.81
Total from investment operations	1.79	(1.64)	1.17	0.78	0.98
Distributions from:
Net investment income	(0.08)	(0.15)	(0.30)	(0.09)	(0.02)
Realized capital gains	(2.82)	—	—	—	—
Total distributions	(2.90)	(0.15)	(0.30)	(0.09)	(0.02)
Net asset value at end of period	$13.42	$14.53	$16.32	$15.45	$14.76
Total return	12.45%	(10.04)%	7.59%	5.31%	7.12%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,814	$59,586	$82,004	$96,807	$64,986
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(B)	1.85%	1.95%	1.60%	1.57%	1.71%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	1.90%	1.95%	1.60%	1.57%	1.71%
Net investment income	0.62%	0.13%	0.74%	1.64%	1.17%
Portfolio turnover rate	229%	267%	236%	245%	235%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.30%, 1.20%, 1.21%, 1.22% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(C)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.35%, 1.20%, 1.21%, 1.22% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Equity Fund—Institutional Class

Selected Data for a Share Outstanding Throughout Each Period

Year Ended December 31,
2019	2018	2017	2016	2015
Net asset value at beginning of period	$14.59	$16.38	$15.51	$14.82	$13.83
Income (loss) from investment operations:
Net investment income	0.10	(A)	0.02	(A)	0.11	(A)	0.24	(A)	0.16
Net realized and unrealized gains (losses) on investments	1.71	(1.66)	1.06	0.54	0.83
Total from investment operations	1.81	(1.64)	1.17	0.78	0.99
Distributions from:
Net investment income	—	(0.15)	(0.30)	(0.09)	—	(B)
Realized capital gains	(2.82)	—	—	—	—
Total distributions	(2.82)	(0.15)	(0.30)	(0.09)	—
Net asset value at end of period	$13.58	$14.59	$16.38	$15.51	$14.82
Total return	12.56%	(10.03)%	7.54%	5.27%	7.19%
Ratios and supplemental data:
Net assets at end of period (000's)	$106	$11,749	$14,964	$18,879	$9,242
Ratio to average net assets:
Net expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(C)	1.80%	1.96%	1.62%	1.59	%(D)	1.71%
Gross expenses (including dividend and interest expense on securities sold short and liquidity provider expenses)(E)	2.13%	1.96%	1.62%	1.54%	1.72%
Net investment income	0.67%	0.11%	0.72%	1.61%	1.17%
Portfolio turnover rate	229%	267%	236%	245%	235%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Less than $0.005 per share.

(C)	The ratio of net expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.25%, 1.21%, 1.23%, 1.24% and 1.25% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

(D)	Net expenses include amounts recouped by the Advisor.

(E)	The ratio of gross expenses to average net assets excluding dividend and interest expense on securities sold short and liquidity provider expenses was 1.58%, 1.21%, 1.23%, 1.19% and 1.26% for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value at beginning of period	$12.12		$13.23	$12.73	$12.15	$12.66
Income (loss) from investment operations:
Net investment income	0.53		0.47	0.44	0.48	0.18
Net realized and unrealized gains (losses) on investments	1.07		(1.07)	0.53	0.58	(0.50)
Total from investment operations	1.60		(0.60)	0.97	1.06	(0.32)
Distributions from:
Net investment income	(0.54)		(0.51)	(0.47)	(0.48)	(0.19)
Net asset value at end of period	$13.18		$12.12	$13.23	$12.73	$12.15
Total return(A)	13.35%		(4.66)%	7.74%	8.81%	(2.54)%
Ratios and supplemental data:
Net assets at end of period (000's)	$50,821		$26,892	$31,264	$28,316	$29,754
Ratio to average net assets:
Net expenses(B)	0.49%		0.49%	0.49%	0.49%	0.49%
Gross expenses(B)	0.92%		0.93%	0.90%	0.90%	0.86%
Net investment income	4.10%		3.61%	3.44%	3.73%	1.38%
Portfolio turnover rate	73	%(C)	20%	25%	32%	77%

Touchstone Dynamic Diversified Income Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value at beginning of period	$12.16		$13.26	$12.75	$12.17	$12.67
Income (loss) from investment operations:
Net investment income	0.65		0.40	0.38	0.38	0.09
Net realized and unrealized gains (losses) on investments	0.86		(1.09)	0.50	0.58	(0.50)
Total from investment operations	1.51		(0.69)	0.88	0.96	(0.41)
Distributions from:
Net investment income	(0.40)		(0.41)	(0.37)	(0.38)	(0.09)
Net asset value at end of period	$13.27		$12.16	$13.26	$12.75	$12.17
Total return(A)	12.51%		(5.33)%	6.93%	7.98%	(3.22)%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,694		$13,075	$17,792	$25,197	$27,414
Ratio to average net assets:
Net expenses(B)	1.24%		1.24%	1.24%	1.24%	1.24%
Gross expenses(B)	1.96%		1.72%	1.64%	1.63%	1.57%
Net investment income	3.35%		2.86%	2.69%	2.98%	0.63%
Portfolio turnover rate	73	%(C)	20%	25%	32%	77%

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(B)	Ratio does not include expenses of the underlying funds.

(C)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Diversified Income Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019		2018	2017	2016	2015
Net asset value at beginning of period	$12.15		$13.26	$12.75	$12.17	$12.68
Income (loss) from investment operations:
Net investment income	0.47		0.56	0.54	0.55	0.22
Net realized and unrealized gains (losses) on investments	1.16		(1.13)	0.47	0.54	(0.51)
Total from investment operations	1.63		(0.57)	1.01	1.09	(0.29)
Distributions from:
Net investment income	(0.57)		(0.54)	(0.50)	(0.51)	(0.22)
Net asset value at end of period	$13.21		$12.15	$13.26	$12.75	$12.17
Total return	13.58%		(4.40)%	8.06%	9.06%	(2.29)%
Ratios and supplemental data:
Net assets at end of period (000's)	$13,762		$4,368	$6,675	$10,391	$18,168
Ratio to average net assets:
Net expenses(A)	0.24%		0.24%	0.24%	0.24%	0.24%
Gross expenses(A)	1.04%		1.03%	0.84%	0.73%	0.65%
Net investment income	4.35%		3.86%	3.69%	3.98%	1.63%
Portfolio turnover rate	73	%(B)	20%	25%	32%	77%

(A)	Ratio does not include expenses of the underlying funds.

(B)	Portfolio turnover excludes the purchases and sales of securities of the Touchstone Controlled Growth with Income Fund acquired on May 10, 2019 (See Note 9 in the Notes to Financial Statements). If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class A

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.63	$12.56	$11.56	$12.01	$12.89
Income (loss) from investment operations:
Net investment income	0.21	0.20	0.21	0.28	0.18
Net realized and unrealized gains (losses) on investments	1.68	(1.16)	1.39	0.06	(0.57)
Total from investment operations	1.89	(0.96)	1.60	0.34	(0.39)
Distributions from:
Net investment income	(0.26)	(0.26)	(0.26)	(0.28)	(0.19)
Realized capital gains	(0.20)	(0.71)	(0.34)	(0.51)	(0.30)
Total distributions	(0.46)	(0.97)	(0.60)	(0.79)	(0.49)
Net asset value at end of period	$12.06	$10.63	$12.56	$11.56	$12.01
Total return(A)	17.95%	(7.91)%	13.96%	2.80%	(3.09)%
Ratios and supplemental data:
Net assets at end of period (000's)	$77,001	$54,871	$67,562	$62,689	$71,201
Ratio to average net assets:
Net expenses(B)	0.49%	0.49%	0.49%	0.49%	0.49%
Gross expenses(B)	0.94%	0.92%	0.91%	0.92%	0.90%
Net investment income	1.77%	1.57%	1.72%	2.26%	1.75%
Portfolio turnover rate	38%	40%	32%	39%	68	%(C)

Touchstone Dynamic Global Allocation Fund—Class C

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.38	$12.28	$11.31	$11.77	$12.67
Income (loss) from investment operations:
Net investment income	0.25	0.11	0.12	0.19	0.10
Net realized and unrealized gains (losses) on investments	1.51	(1.13)	1.35	0.05	(0.58)
Total from investment operations	1.76	(1.02)	1.47	0.24	(0.48)
Distributions from:
Net investment income	(0.14)	(0.17)	(0.16)	(0.19)	(0.12)
Realized capital gains	(0.20)	(0.71)	(0.34)	(0.51)	(0.30)
Total distributions	(0.34)	(0.88)	(0.50)	(0.70)	(0.42)
Net asset value at end of period	$11.80	$10.38	$12.28	$11.31	$11.77
Total return(A)	17.01%	(8.55)%	13.10%	2.00%	(3.81)%
Ratios and supplemental data:
Net assets at end of period (000's)	$5,250	$24,897	$33,039	$44,946	$53,417
Ratio to average net assets:
Net expenses(B)	1.24%	1.24%	1.24%	1.24%	1.24%
Gross expenses(B)	1.90%	1.68%	1.66%	1.65%	1.62%
Net investment income	1.02%	0.82%	0.97%	1.51%	1.00%
Portfolio turnover rate	38%	40%	32%	39%	68	%(C)

(A)	Total returns shown exclude the effect of applicable sales loads and fees. If these charges were included, the returns would be lower.

(B)	Ratio does not include expenses of the underlying funds.

(C)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Financial Highlights (Continued)

Touchstone Dynamic Global Allocation Fund—Class Y

Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2019	2018	2017	2016	2015
Net asset value at beginning of period	$10.73	$12.67	$11.66	$12.11	$12.98
Income (loss) from investment operations:
Net investment income	0.31	0.27	0.24	0.32	0.23
Net realized and unrealized gains (losses) on investments	1.64	(1.21)	1.40	0.05	(0.58)
Total from investment operations	1.95	(0.94)	1.64	0.37	(0.35)
Distributions from:
Net investment income	(0.29)	(0.29)	(0.29)	(0.31)	(0.22)
Realized capital gains	(0.20)	(0.71)	(0.34)	(0.51)	(0.30)
Total distributions	(0.49)	(1.00)	(0.63)	(0.82)	(0.52)
Net asset value at end of period	$12.19	$10.73	$12.67	$11.66	$12.11
Total return	18.35%	(7.69)%	14.21%	3.03%	(2.75)%
Ratios and supplemental data:
Net assets at end of period (000's)	$4,060	$5,525	$12,758	$14,678	$17,711
Ratio to average net assets:
Net expenses(A)	0.24%	0.24%	0.24%	0.24%	0.24%
Gross expenses(A)	0.97%	0.85%	0.78%	0.75%	0.72%
Net investment income	2.02%	1.82%	1.97%	2.51%	2.00%
Portfolio turnover rate	38%	40%	32%	39%	68	%(B)

(A)	Ratio does not include expenses of the underlying funds.

(B)	Portfolio turnover excludes the purchases and sales of the Touchstone Growth Allocation Fund acquired on November 23, 2015. If these transactions were included, portfolio turnover would have been higher.

See accompanying Notes to Financial Statements.

Notes to Financial Statements

December 31, 2019

1. Organization

The Touchstone Strategic Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust was established as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated November 18, 1982. The Trust consists of nineteen funds, including the following three funds (individually, a “Fund”, and collectively, the “Funds”):

Touchstone Dynamic Equity Fund (“Dynamic Equity Fund”)

Touchstone Dynamic Diversified Income Fund (“Dynamic Diversified Income Fund”)

Touchstone Dynamic Global Allocation Fund (“Dynamic Global Allocation Fund”)

Each Fund is diversified. Additionally, the Dynamic Diversified Income Fund and Dynamic Global Allocation Fund (collectively, the “Allocation Funds”) are “Funds of Funds”, sub-advised by Wilshire Associates Incorporated, which seek to achieve their investment goals by primarily investing in a diversified portfolio of affiliated and unaffiliated underlying equity, fixed income and alternative funds. These underlying funds (“Underlying Funds”), in turn, invest in a variety of U.S. and foreign equity and fixed-income securities. Under normal circumstances, the Allocation Funds expect to invest their assets among equity, fixed-income and alternative funds in the following ranges:

	Equity Fund Allocation	Fixed-Income Fund Allocation	Alternative Fund Allocation
Dynamic Diversified Income Fund	25-55%	25-55%	0-30%
Dynamic Global Allocation Fund	45-75%	25-55%	N/A

The investment goal of each of the Underlying Funds that the Allocation Funds invested in is as follows:

Fund	Investment Goal
Touchstone Anti-Benchmark®	Seeks capital appreciation.
International Core Equity Fund
Touchstone Credit Opportunities	Seeks absolute total return, primarily from income and capital appreciation.
II Fund
Touchstone Flexible Income Fund	Seeks total return through a combination of income and capital appreciation.
Touchstone Growth	Seeks long-term growth of capital.
Opportunities Fund
Touchstone High Yield Fund	Seeks to achieve a high level of income as its main goal. Capital appreciation is a secondary consideration.
Touchstone Impact Bond Fund	Seeks high current income. Capital appreciation is secondary goal.
Touchstone International Growth	Seeks long-term capital appreciation.
Opportunities Fund
Touchstone International Small	Seeks to provide investors with capital appreciation.
Cap Fund
Touchstone Mid Cap Fund	Seeks long-term capital growth.
Touchstone Sands Capital	Seeks long-term capital appreciation.
Emerging Markets Growth
Fund
Touchstone Sands Capital	Seeks long-term capital appreciation.
Institutional Growth Fund
Touchstone Small Cap Value Fund	Seeks long-term capital growth by investing primarily in stocks of small-cap companies.
Touchstone Ultra Short Duration	Seeks maximum total return consistent with the preservation of capital.
Fixed Income Fund
Touchstone Value Fund	Seeks to provide investors with long-term capital growth.

Notes to Financial Statements (Continued)

Fund	Investment Goal
Dreyfus Government Cash	Seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.
Management
iShares Core MSCI Emerging	Seeks to track the investment results of an index composed of large-, mid- and small-capitalization emerging market equities.
Markets ETF
iShares International Select	Seeks to track the investment results of an index composed of relatively high dividend paying equities in non-U.S. developed markets.
Dividend ETF
iShares International Treasury	Seeks to track the investment results of an index composed of non-U.S. developed market government bonds.
Bond ETF
iShares MSCI EAFE Value ETF	Seeks to track the investment results of an index composed of developed market equities, excluding the U.S. and Canada, that exhibit value characteristics.

JPMorgan Alerian MLP Index ETN	Seeks to replicate, net of expenses, the Alerian MLP Index. The index tracks the performance of midstream energy Master Limited Partnerships.

VanEck Vectors J.P. Morgan EM	Seeks to replicate as closely as possible, before fees and expenses, the price and yield performance of the J.P. Morgan GBI-EMG Core Index (GBIEMCOR), which is comprised of bonds issued by emerging market governments and denominated in the local currency of the issuer.
Local Currency Bond ETF

Vanguard Emerging Markets	Seeks to track the performance of a benchmark index that measures the investment return of U.S. dollar-denominated bonds issued by governments and government related issuers in emerging market countries.
Government Bond ETF

Vanguard Global ex-U.S.	Seeks to track the performance of a benchmark index that measures the investment return of international real estate stocks.
Real Estate ETF
Vanguard High Dividend	Seeks to track the performance of a benchmark index that measures the investment return of common stocks of companies that are characterized by high dividend yields.
Yield ETF
Vanguard REIT ETF	Seeks to provide a high level of income and moderate long-term capital appreciation by tracking the performance of a benchmark index that measures the performance of publicly traded equity REITs.

Vanguard Total International	Seeks to track the performance of a benchmark index that measures the investment return of investment-grade bonds issued outside of the United States.
Bond ETF
WisdomTree Emerging Markets	Seeks to track the investment results of high-dividend-yielding companies in the emerging markets region.
High Dividend ETF

The Agreement and Declaration of Trust permits the Trust to issue an unlimited number of shares of beneficial interest of each Fund. The Dynamic Equity Fund offers the following classes of shares: Class A shares, Class C shares, Class Y shares, and Institutional Class shares. The Allocation Funds offer the following classes of shares: Class A shares, Class C shares and Class Y shares. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. The Funds’ prospectus provides a description of each Fund’s investment goal, policies, and strategies along with information on the classes of shares currently being offered.

2. Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Each Fund is an investment company that follows the accounting and reporting guidance of Accounting Standards Codification Topic 946 applicable to investment companies.

Security valuation and fair value measurements — U.S. generally accepted accounting principles (“U.S. GAAP”) defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. All investments in securities are recorded at their fair value. The Funds define the term “market value”, as used throughout this report, as the estimated fair value. The Funds use various methods to measure fair value of their portfolio securities on a

Notes to Financial Statements (Continued)

recurring basis. U.S. GAAP fair value measurement standards require disclosure of a hierarchy that prioritizes inputs to valuation methods. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The aggregate value by input level, as of December 31, 2019, for each Fund’s investments, is included in the Funds’ Portfolio of Investments, which also includes a breakdown of the Funds’ investments by sector allocation. The Funds did not hold or transfer Level 3 categorized securities during the year ended December 31, 2019.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the hierarchy.

The Funds’ portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern time or at the time as of which the NYSE establishes official closing prices). Portfolio securities traded on stock exchanges are valued at the last reported sale price, official close price, or last bid price if no sales are reported. Portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) or from the primary exchange on which the security trades. To the extent these securities are actively traded, they are categorized in Level 1 of the fair value hierarchy. Options are valued at the last quoted sales price. If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price on the valuation date and are categorized in Level 1. Shares of mutual funds in which the Funds invest are valued at their respective net asset value (“NAV”) as reported by the Underlying Funds and are categorized in Level 1.

Securities mainly traded on a non-U.S. exchange or denominated in foreign currencies are generally valued according to the preceding closing values on that exchange, translated to U.S. dollars using currency exchange rates as of the close of regular trading on the NYSE, and are generally categorized in Level 1. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value and is generally categorized in Level 2. This may cause the value of the security, if held on the books of a Fund, to be different from the closing value on the non-U.S. exchange and may affect the calculation of that Fund’s NAV. The Funds may use fair value pricing under the following circumstances, among others:

•     If the value of a security has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets on which the security is traded.

•     If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Funds’ NAV calculation.

•    If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•      If the validity of market quotations is not reliable.

Securities held by the Funds that do not have readily available market quotations, significant observable inputs, or securities for which the available market quotations are not reliable, are priced at their estimated fair value using procedures approved by the Funds’ Board of Trustees (the “Board”) and are generally categorized in Level 3.

Notes to Financial Statements (Continued)

Allocation Funds — The Allocation Funds invest in securities of affiliated and unaffiliated funds, the Underlying Funds. The value of an investment in the Allocation Funds is based on the performance of the Underlying Funds in which they invest and the allocation of their assets among those funds. Because the Allocation Funds invest in mutual funds, shareholders of the Allocation Funds indirectly bear a proportionate share of the expenses charged by the Underlying Funds in which they invest as well as their share of the Allocation Funds’ fees and expenses. The principal risks of an investment in the Allocation Funds include the principal risks of investing in the Underlying Funds.

Investment companies — The Funds may invest in securities of other investment companies, including exchange-traded funds (“ETFs”), exchange-traded notes (“ETNs”), open-end funds and closed-end funds. Open-end funds are investment companies that issue new shares continuously and redeem shares daily. Closed-end funds are investment companies that typically issue a fixed number of shares that trade on a securities exchange or over-the-counter (“OTC”). An ETF is an investment company that typically seeks to track the performance of an index by holding in its portfolio shares of all the companies, or a representative sample of the companies, that are components of a particular index. An ETN is an investment company that typically seeks to track the performance of an index, similar to an ETF, but it does not hold any securities that it tracks. ETF and ETN shares are traded on a securities exchange based on their market value. The risks of investment in other investment companies typically reflect the risks of the types of securities in which the other investment companies invest. Investments in ETFs, ETNs and closed-end funds are subject to the additional risk that their shares may trade at a premium or discount to their NAV. Investments in ETNs are also subject to credit risk similar to other debt securities. When a Fund invests in another investment company, shareholders of the Fund indirectly bear their proportionate share of the other investment company’s fees and expenses, including operating, registration, trustee, licensing, and marketing, as well as their share of the Fund’s fees and expenses.

Cash and cash equivalents — The Funds consider liquid assets deposited with a bank, money market funds, and certain short term debt instruments with maturities of 3 months or less to be cash equivalents and are included in the investments on the financial statements. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. Cash and cash equivalents are valued at cost plus accrued interest, which approximates market value. The value of cash equivalents denominated in foreign currencies is determined by converting to U.S. dollars on the date of the Statements of Assets and Liabilities.

Securities sold short — The Dynamic Equity Fund may engage in selling securities short, which obligates the Fund to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates. As of December 31, 2019, the Dynamic Equity Fund had securities sold short with a fair value of $(7,211,881) and pledged securities with a fair value of $43,417,341 as collateral and pledged cash collateral of $117,530 for both securities sold short and written options.

Options — The Dynamic Equity Fund may write or purchase financial option contracts primarily to hedge against changes in the value of equity securities (or securities that the Fund intends to purchase), against fluctuations in fair value caused by changes in prevailing market interest rates or foreign currency exchange rates and against changes in overall equity market volatility. In addition, the Fund may utilize options in an attempt to generate gains from option premiums or to reduce overall portfolio risk. The Fund’s option strategy primarily focuses on the use of writing and/or purchasing call or put options on equity indexes. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting

Notes to Financial Statements (Continued)

a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option. The Fund, as purchaser of an option, bears the risk that the counterparties to the option may not have the ability to meet the terms of the option contracts. There is minimal counterparty credit risk involved in entering into option contracts since they are exchange-traded instruments and the exchange’s clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The maximum risk of loss associated with writing put options is the notional amount as presented in the Portfolio of Investments. In certain circumstances, the maximum risk of loss amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. The maximum risk of loss associated with writing call options is potentially unlimited. As of December 31, 2019, the Dynamic Equity Fund had written options with a fair value of $(667,142) and pledged securities with a fair value of $43,417,341 as collateral and pledged cash collateral of $117,530 for both securities sold short and written options.

Real Estate Investment Trusts — The Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks associated with investments in REITs include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Dividend income is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.

Derivative instruments and hedging activities — For financial reporting purposes, the Dynamic Equity Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.

The following table presents the Dynamic Equity Fund’s liabilities net of the related collateral pledged by the Fund as of December 31, 2019:

	Gross Amount of Recognized Liabilities	Gross Amounts Available for Offset in Statement of Assets and Liabilities	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount(B)
Written Options(A)	$667,142	$—	$657,190	$9,952	$—

(A)	Pershing LLC is the counterparty.
(B)	Net amount represents the net amount payable due to the counterparty in the event of default.

The following table sets forth the fair value of the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure as of December 31, 2019:

Fair Value of Derivative Investments As of December 31, 2019
	Derivatives not accounted for as hedging	Asset	Liability
Fund	instruments under ASC 815	Derivatives	Derivatives
Dynamic Equity Fund	Written Options - Equity Contracts*	$—	$667,142

* Statements of Assets and Liabilities Location: Written options, at market value.

Notes to Financial Statements (Continued)

The following table sets forth the effect on the Dynamic Equity Fund’s derivative financial instruments by primary risk exposure on the Statement of Operations for the year ended December 31, 2019:

The Effect of Derivative Investments on the Statement of Operations for the Year Ended December 31, 2019
			Change in
			Unrealized
		Realized Gains	Appreciation
	Derivatives not accounted for as hedging	(Losses)	(Depreciation)
Fund	instruments under ASC 815	on Derivatives	on Derivatives
Dynamic Equity Fund	Purchased Options - Equity Contacts*	$175,243	$—
	Written Options - Equity Contacts**	(6,932,851)	(160,796)

*	Statements of Operations Location: Net realized gains on investments in non-affiliated securities.
**	Statements of Operations Location: Net realized losses on written options and net change in unrealized appreciation (depreciation) on written options, respectively.

For the year ended December 31, 2019, the average quarterly balances of outstanding derivative financial instruments were as follows:

Dynamic
Equity
Fund
Equity contracts:
Purchased Options - Cost*	$—
Written Options - Premiums received	1,036,498

* The balance at each quarter end was zero.

Portfolio securities loaned — The Funds may lend their portfolio securities. Lending portfolio securities exposes the Funds to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Funds may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain cash collateral with the Funds’ custodian. The loaned securities are secured by collateral valued at least equal, at all times, to the market value of the loaned securities plus accrued interest, if any. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The cash collateral is reinvested by the Funds’ custodian into an approved short-term investment vehicle. The approved short-term investment vehicle is subject to market risk.

As of December 31, 2019, the following Funds loaned securities and received collateral as follows:

		Market	Market
		Value of	Value of
		Securities	Collateral	Net
Fund	Security Type	Loaned*	Received**	Amount***
Dynamic Diversified Income Fund	Exchange-Traded Funds	$3,631,739	$3,698,685	$66,946
	Exchange-Traded Notes	35,005	35,711	706
Total Dynamic Diversified Income Fund		3,666,744	3,734,396	67,652
Dynamic Global Allocation Fund	Exchange-Traded Funds	309,358	315,400	6,042

*	The remaining contractual maturity is overnight for all securities.
**	Gross amount of recognized liabilities for securities lending included in the Statements of Assets and Liabilities.
***	Net amount represents the net amount payable due to the borrower in the event of default.

All cash collateral is received, held, and administered by the Funds’ custodian for the benefit of the lending Fund in its custody account or other account established for the purpose of holding collateral in cash equivalents.

Notes to Financial Statements (Continued)

Funds participating in securities lending receive compensation in the form of fees. Securities lending income is derived from lending long securities from the Funds to creditworthy approved borrowers at rates that are determined based on daily trading volumes, float, short-term interest rates and market liquidity and is shown net of fees on the Statements of Operations. When a Fund lends securities, it retains the interest or dividends on the investment of any cash received as collateral, and the Fund continues to receive interest or dividends on the loaned securities.

Unrealized gain or loss on the market value of the loaned securities that may occur during the term of the loan is recognized by the Fund. The Fund has the right under the lending agreement to recover any loaned securities from the borrower on demand.

Share valuation — The NAV per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the NAV per share plus a sales load equal to 5.26% of the NAV (or 5.00% of the offering price). There is no sales load on purchases when aggregate purchases in all Touchstone funds equal at least $1 million. The maximum offering price per share of Classes C, Y, and Institutional Class shares of the Funds is equal to the NAV per share.

The redemption price per share of each class of shares of the Funds is generally equal to the NAV per share. However, Class A redemptions that were part of a no-load purchase due to the aggregate purchase amount in all Touchstone funds equaling at least $1 million where a Finder’s Fee was paid may be subject to a contingent deferred sales charge (“CDSC”) of up to 1.00% if redeemed within a one-year period from the date of purchase. Additionally, purchases of Class C shares of the Funds may be subject to a CDSC of 1.00% if redeemed within one year from the date of purchase. The CDSC will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the shares being redeemed or (2) the NAV of such shares being redeemed.

Investment income — Dividend income from securities is recognized on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income from securities is recorded on the basis of interest accrued, premium amortized and discount accreted.

Distributions to shareholders — Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The Dynamic Equity Fund declares and distributes net investment income, if any, annually as a dividend to shareholders. The Allocation Funds each declare and distribute net investment income, if any, quarterly as a dividend to shareholders. Each Fund makes distributions of capital gains, if any, at least annually, net of applicable capital loss carryforwards. Income distributions and capital gain distributions are determined in accordance with income tax regulations. Recognition of the Funds’ net investment income from investments in Underlying Funds is affected by the timing of dividend declarations by the Underlying Funds.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for a Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class-specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon their proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds in the Trust, and, if applicable, Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Variable Series Trust (collectively with the Trust, “Touchstone Fund Complex”), daily in relation to net assets of each Fund or another reasonable measure.

Security transactions — Security transactions are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis.

Notes to Financial Statements (Continued)

Estimates — The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. Investment Transactions

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended December 31, 2019:

		Dynamic	Dynamic
	Dynamic	Diversified	Global
	Equity	Income	Allocation
	Fund	Fund*	Fund
Purchases of investment securities	$143,744,447	$44,693,133	$32,674,475
Proceeds from sales and maturities	$217,125,153	$63,599,919	$43,097,908

*The cost of purchases and proceeds from sales and maturities excludes the purchases and sales of the Touchstone Controlled Growth with Income Fund (see Note 9). If these transactions were included, purchases and sales would have been higher.

There were no purchases or proceeds from sales and maturities of U.S. Government securities by the Funds for the year ended December 31, 2019.

4. Transactions with Affiliates and Other Related Parties

Certain officers of the Trust are also officers of Touchstone Advisors, Inc. (the “Advisor”), Touchstone Securities, Inc. (the “Underwriter”), or The Bank of New York Mellon, the Sub-Administrator to the Funds, and BNY Mellon Investment Servicing (U.S.) Inc., the Transfer Agent to the Funds (collectively referenced to herein as “BNY Mellon”). Such officers receive no compensation from the Trust. The Advisor and the Underwriter are each wholly-owned subsidiaries of Western & Southern Financial Group, Inc.

On behalf of the Funds, the Advisor pays each Independent Trustee a quarterly retainer plus additional retainers to the Lead Independent Trustee and the chairs of each standing committee. Interested Trustees do not receive compensation from the Funds. Each Independent Trustee also receives compensation for each Board meeting and committee meeting attended. Each standing committee chair receives additional compensation for each committee meeting that he or she oversees. The Advisor is reimbursed by the Funds for the Independent Trustees’ compensation and out-of-pocket expenses relating to their services. The Funds accrued Trustee-related expenses of $62,997 for the year ended December 31, 2019.

MANAGEMENT & EXPENSE LIMITATION AGREEMENTS

The Advisor provides general investment supervisory services for the Funds under the terms of an advisory agreement (the “Advisory Agreement”). Under the Advisory Agreement, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets of each Fund as shown in the table below.

Dynamic Equity Fund	0.85% on the first $300 million
0.80% on the next $200 million
0.75% on the next $250 million
0.70% on the next $250 million
0.65% on the next $500 million
0.60% on the next $500 million
0.55% on such assets over $2 billion

Notes to Financial Statements (Continued)

Dynamic Diversified Income Fund	0.20% on the first $1 billion
0.175% on the next $1 billion
0.15% on the next $1 billion
0.125% on such assets over $3 billion
Dynamic Global Allocation Fund	0.25% on the first $1 billion
0.225% on the next $1 billion
0.20% on the next $1 billion
0.175% on such assets over $3 billion

The Advisor has entered into investment sub-advisory agreements with the following parties (each, a “Sub-Advisor”):

Wells Capital Management, Inc.	Wilshire Associates Incorporated
Dynamic Equity Fund	Dynamic Diversified Income Fund
Dynamic Global Allocation Fund

The Advisor pays sub-advisory fees to each Sub-Advisor from its advisory fee.

The Advisor entered into an expense limitation agreement (the “Expense Limitation Agreement”) to contractually limit the annual operating expenses of the Funds, excluding: dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Funds’ liquidity providers; other expenditures which are capitalized in accordance with U.S. GAAP; the cost of “Acquired Fund Fees and Expenses”, if any; and other extraordinary expenses not incurred in the ordinary course of business. The maximum annual operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds.

The Advisor has agreed to waive a portion of its fees, and to reimburse certain fund expenses in order to maintain the following expense limitations for the Funds:

				Institutional	Termination
Fund	Class A	Class C	Class Y	Class	Date
Dynamic Equity Fund	1.55%	2.30%	1.30%	1.25%	April 30, 2020
Dynamic Diversified Income Fund	0.49%	1.24%	0.24%	—	April 30, 2020
Dynamic Global Allocation Fund	0.49%	1.24%	0.24%	—	April 30, 2020

The Expense Limitation Agreement can be terminated with respect to a Fund by a vote of the Funds’ Board if it deems the termination to be beneficial to the Fund’s shareholders.

During the year ended December 31, 2019, the Advisor or its affiliates waived investment advisory fees, administration fees or other operating expenses, including distribution fees of the Funds, as follows:

			Other
	Investment		Operating
	Advisory		Expenses
	Fees	Administration	Waived/
Fund	Waived	Fees Waived	Reimbursed	Total
Dynamic Equity Fund	$—	$—	$76,828	$76,828
Dynamic Diversified Income Fund	68,617	91,637	173,226	333,480
Dynamic Global Allocation Fund	127,121	126,095	169,361	422,577

Under the terms of the Expense Limitation Agreement, the Advisor is entitled to recover, subject to approval by the Funds’ Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Funds. A Fund will make repayments

Notes to Financial Statements (Continued)

to the Advisor only if such repayment does not cause the Fund’s operating expenses (after the repayment is taken into account) to exceed the Fund’s expense limit in place when such amounts were waived or reimbursed by the Advisor and the Fund’s current expense limitation.

As of December 31, 2019, the Advisor may seek recoupment of previously waived fees and reimbursed expenses as follows:

	Expires on or	Expires on or	Expires on or
	before	before	before
	December 31,	December 31,	December 31,
Fund	2020	2021	2022	Total
Dynamic Equity Fund	$—	$—	$36,345	$36,345
Dynamic Diversified Income Fund	161,926	151,287	226,860	540,073
Dynamic Global Allocation Fund	324,451	296,428	273,307	894,186

The Advisor did not recoup any amounts it previously waived or reimbursed during the year ended December 31, 2019.

ADMINISTRATION AGREEMENT

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for: supplying executive and regulatory compliance services; supervising the preparation of tax returns; coordinating the preparation of reports to shareholders and reports to, and filings with the SEC and state securities authorities, as well as materials for meetings of the Board; calculating the daily NAV per share; and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administrative fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;

0.11% on the next $10 billion of aggregate average daily net assets;

0.09% on the next $10 billion of aggregate average daily net assets; and

0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the Sub-Administrator to the Trust. BNY Mellon provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and BNY Mellon, BNY Mellon maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other shareholder service functions. For these services, BNY Mellon receives a monthly fee from each Fund. In addition, each Fund pays out-of-pocket expenses incurred by BNY Mellon, including, but not limited to, postage and supplies.

The Funds may reimburse the Advisor for fees paid to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services provided to investors whose shares of record are held in omnibus, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees, which are included in Transfer Agent fees in Statements of Operations, may vary based on, for example, the nature of services provided, but generally range up to 0.15% of the assets of the class serviced or maintained by the intermediary or up to $22 per sub-account maintained by the intermediary.

Notes to Financial Statements (Continued)

PLANS OF DISTRIBUTION AND SHAREHOLDER SERVICING FEE ARRANGEMENTS

The Trust has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act for each class of shares it offers that is subject to 12b-1 distribution fees. The plans allow each Fund to pay distribution and other fees for the sale and distribution of its shares and for services provided to shareholders. The fees charged to the Funds are limited to the actual expenses incurred. Under the Class A plan, each Fund offering Class A shares pays an annual fee of up to 0.25% of average daily net assets that are attributable to Class A shares. Under the Class C plan, each Fund offering Class C shares pays an annual fee not to exceed 1.00% of average daily net assets that are attributable to Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder servicing fee).

UNDERWRITING AGREEMENT

The Underwriter is the Funds’ principal underwriter and, as such, acts as exclusive agent for distribution of the Funds’ shares. Under the terms of the Underwriting Agreement between the Trust and the Underwriter, the Underwriter earned underwriting and broker commissions on the sale of Class A shares of the Funds. W&S Brokerage Services, Inc., an affiliate of the Underwriter and the Advisor, also earned broker commissions on the sale of Class A shares of the Funds. Listed below are the total underwriting and broker commissions earned by the Underwriter and its affiliate during the year ended December 31, 2019:

Fund	Amount
Dynamic Equity Fund	$532
Dynamic Diversified Income Fund	5,354
Dynamic Global Allocation Fund	10,529

In addition, the Underwriter collected CDSC on the redemption of Class C shares of the Funds listed below during the year ended December 31, 2019:

Fund	Amount
Dynamic Diversified Income Fund	$195
Dynamic Global Allocation Fund	140

INTERFUND TRANSACTIONS

Pursuant to Rule 17a-7 under the 1940 Act, the Funds may engage in purchase and sale transactions with funds that have a common investment advisor (or affiliated investment advisors), common Trustees and/or common Officers. During the year ended December 31, 2019, the Funds did not engage in any Rule 17a-7 transactions.

Notes to Financial Statements (Continued)

AFFILIATED INVESTMENTS

A summary of each Allocation Fund’s transactions in affiliated Underlying Funds during the year ended December 31, 2019 is as follows:

Dynamic Diversified Income Fund

					Net Change
					in Unrealized
	Market Value	Purchases at	Proceeds	Net Realized	Appreciation	Market Value	Dividend	Shares
Underlying Fund*	12/31/2018	cost**	from sales	Gain(Loss)***	(Depreciation)	12/31/2019	Income	12/31/2019
Touchstone Credit Opportunities II Fund	$7,631,119	$18,332,230	$14,015,345	$(231,561)	$274,424	$11,938,401	$678,316	1,164,722
Touchstone Dynamic Equity Fund	—	10,509,904	9,695,747	(814,157)	—	—	—	—
Touchstone Flexible Income Fund	4,041,669	7,005,792	5,089,356	74,485	52,859	6,085,449	217,336	558,298
Touchstone Focused Fund	—	1,990,759	1,887,598	(103,161)	—	—	—	—
Touchstone High Yield Fund	4,461,339	4,680,229	2,604,162	55,105	379,795	6,972,306	335,001	812,623
Touchstone Impact Bond Fund	7,599,515	12,726,661	5,857,355	101,583	529,975	15,100,379	359,834	1,458,974
Touchstone International Value Fund	2,242,733	29,026	2,448,287	(339,763)	516,291	—	17,982	—
Touchstone International ESG Equity Fund	4,901,432	5,185,691	10,507,723	(399,130)	819,730	—	81,279	—
Touchstone Ultra Short Duration Fixed Income Fund	2,233,392	278,519	2,521,660	4,899	4,850	—	22,808	—
Touchstone Value Fund	2,684,994	6,324,832	3,708,740	501,120	194,174	5,712,569	76,187	587,109
Total:	$35,796,193	$67,063,643	$58,335,973	$(1,150,580)	$2,772,098	$45,809,104	$1,788,743

*All affiliated fund investments are invested in the Institutional Class shares, unless otherwise indicated.

**Includes securities transferred from Controlled Growth with Income Fund in connection with the merger (see Note 9 in the Notes to Financial Statements).

***Includes capital gain distributions.

Notes to Financial Statements (Continued)

Dynamic Global Allocation Fund

					Net Change
					in Unrealized
	Market Value	Purchases at	Proceeds	Net Realized	Appreciation	Market Value	Dividend	Shares
Underlying Fund*	12/31/2018	cost	from sales	Gain(Loss)**	(Depreciation)	12/31/2019	Income	12/31/2019
Touchstone Anti-Benchmark® International Core Equity Fund	$—	$12,213,321	$1,671,714	$44,629	$655,719	$11,241,955	$242,238	1,051,633
Touchstone Credit Opportunities II Fund	3,286,400	1,979,656	2,220,150	10,858	227,810	3,269,914	187,698	319,016
Touchstone Growth Opportunities Fund	4,232,363	706,483	1,298,733	792,561	763,911	4,557,982	—	129,709
Touchstone Impact Bond Fund	13,674,901	2,538,335	3,437,009	16,775	674,657	13,467,659	374,437	1,301,223
Touchstone International Growth Opportunities Fund	6,945,220	789,183	4,133,506	(559,956)	2,245,000	5,285,941	490	233,066
Touchstone International Small Cap Fund	2,428,784	136,426	1,179,329	(90,559)	472,631	1,767,953	41,225	111,825
Touchstone International Value Fund	11,666,811	208,162	12,763,243	(1,917,750)	2,806,020	—	141,635	—
Touchstone Mid Cap Fund	3,325,771	116,596	956,986	377,747	685,774	3,473,691	27,083	86,453
Touchstone Sands Capital Emerging Markets Growth Fund	—	2,045,685	494,938	11,823	155,080	1,717,650	12,100	119,364
Touchstone Sands Capital Institutional Growth Fund	3,348,673	695,406	976,696	461,868	559,647	3,687,506	—	165,137
Touchstone Small Cap Value Fund	4,166,954	270,216	988,350	56,174	900,869	4,405,863	22,719	169,261
Touchstone Ultra Short Duration Fixed Income Fund	5,988,692	792,608	2,564,709	4,372	26,566	4,247,529	137,610	458,202
Touchstone Value Fund	9,328,395	709,615	2,149,224	608,601	1,453,169	9,494,403	174,118	975,787
	$68,392,964	$23,201,692	$34,834,587	$(182,857)	$11,626,853	$66,618,046	$1,361,353

*All affiliated fund investments are invested in the Institutional Class shares, unless otherwise indicated.

** Includes capital gain distributions.

5. Liquidity

ReFlow Fund LLC — The Funds may participate in the ReFlow Fund LLC liquidity program (“ReFlow”), which is designed to provide an alternative liquidity source for funds experiencing redemptions. In order to pay cash to shareholders who redeem their shares on a given day, a fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money. ReFlow provides participating funds with another source of cash by standing ready to purchase shares from a fund up to the amount of the fund’s net redemptions on a given day, cumulatively limited to 3% of the outstanding voting shares of a Fund. ReFlow then generally redeems those shares (in cash or in-kind) when the fund experiences net sales, at the end of a maximum holding period determined by ReFlow, or at other times at ReFlow’s discretion. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds.

During the year ended December 31, 2019, the Funds did not utilize ReFlow.

Interfund Lending — Pursuant to an Exemptive Order issued by the SEC on March 28, 2017, the Funds, along with certain other funds in the Touchstone Fund Complex, may participate in an interfund lending program. The interfund lending program provides an alternate credit facility that allows the Funds to lend to or borrow from other participating funds in the Touchstone Fund Complex, subject to the conditions of the

Notes to Financial Statements (Continued)

Exemptive Order. The Funds may not borrow under the facility for leverage purposes and the loans’ duration may be no more than 7 days.

During the year ended December 31, 2019, the following Fund participated as a borrower in the interfund lending program. The daily average amount borrowed, weighted average interest rate and interest expense were as follows:

		Weighted
	Daily Average	Average Interest	Interest
Fund	Amount Borrowed	Rate	Expense*
Dynamic Equity Fund	$91,074	2.98%	$2,749

*Included in Other expenses in the Statements of Operations.

6. Federal Tax Information

Federal Income Tax — It is each Fund’s policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its investment company taxable income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. It is each Fund’s policy to distribute all of its taxable income and accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its investment company taxable income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The tax character of distributions paid for the years ended December 31, 2019 and December 31, 2018 is as follows:

	Dynamic		Dynamic Diversified		Dynamic Global
	Equity Fund		Income Fund		Allocation Fund
	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2019	2018	2019	2018	2019	2018
From ordinary income	$2,960,050	$740,072	$2,678,047	$1,813,888	$1,978,959	$1,890,065
From long-term capital gains	4,291,796	—	—	—	1,307,990	5,366,768
Total distributions	$7,251,846	$740,072	$2,678,047	$1,813,888	$3,286,949	$7,256,833

The following information is computed on a tax basis for each item as of December 31, 2019:

	Dynamic	Dynamic Diversified	Dynamic Global
	Equity Fund	Income Fund	Allocation Fund
Tax cost of portfolio investments	$40,355,714	$73,417,353	$85,826,071
Gross unrealized appreciation on investments	3,892,428	1,222,706	2,653,164
Gross unrealized depreciation on investments	(694,272)	(1,697,548)	(1,663,933)
Net unrealized appreciation (depreciation) on investments	3,198,156	(474,842)	989,231
Gross unrealized appreciation on short sales	153,798	—	—
Gross unrealized depreciation on short sales	(827,999)	—	—
Net unrealized appreciation (depreciation) on short sales	(674,201)	—	—
Undistributed ordinary income	293,159	—	—
Capital Loss Carryforwards	(3,602,071)	(1,217,988)	(21,626)
Other temporary differences	(26,805)	—	—
Distributable earnings (deficit)	$(811,762)	$(1,692,830)	$967,605

Notes to Financial Statements (Continued)

The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sale loss deferrals and a non-taxable distribution basis outstanding.

As of December 31, 2019, the Funds had the following capital loss carryforwards for federal income tax purposes:

	No	No
	Expiration	Expiration
Fund	Short Term	Long Term	Total
Dynamic Equity Fund	$544,051	$3,058,020	$3,602,071
Dynamic Diversified Income Fund	—	1,217,988	1,217,988
Dynamic Global Allocation Fund	21,626	—	21,626

During the year ended December 31, 2019, the following Fund utilized capital loss carryforwards:

Fund	Utilized
Dynamic Diversified Income Fund	$2,895

The Funds have analyzed their tax positions taken or to be taken on federal income tax returns for all open tax years (tax years ended December 31, 2016 through 2019) and have concluded that no provision for income tax is required in their financial statements.

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements, have been made to the components of capital. These reclassifications have no impact on the net assets or NAV per share of the Funds. The following reclassifications, which are primarily attributed to the expiration of prior year capital loss carryforwards, have been made to the following Funds for the year ended December 31, 2019:

	Paid-In	Distributable
Fund	Capital	Earnings
Dynamic Diversified Income Fund	$105,755	$(105,755)
Dynamic Global Allocation Fund	(170,179)	170,179

7. Commitments and Contingencies

The Funds indemnify the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

8. Principal Risks

Risks Associated with Credit — An issuer may be unable to make timely payments of either principal or interest. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those Funds that invest a significant amount of their assets in junk bonds or lower-rated securities.

Risks Associated with Interest Rate Changes — The price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the price of debt securities falls, and when interest rates fall, the price of debt securities rises. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. The negative impact on fixed income securities if interest rates increase as a result could negatively impact a Fund’s NAV.

Notes to Financial Statements (Continued)

Risks Associated with Leverage — By investing the proceeds received from selling securities short, the Dynamic Equity Fund is employing leverage, which creates special risks. The use of leverage may increase the Fund’s exposure to long or short equity positions and may cause the Fund’s NAV to be more volatile than if the Fund had not used leverage. This could result in increased volatility of returns.

Please see the Funds’ prospectus for a complete discussion of these and other risks.

9. Fund Mergers

Dynamic Diversified Income Fund:

At a meeting held on February 12, 2019, the Board approved an Agreement and Plan of Reorganization providing for the transfer of all assets and liabilities of the Touchstone Controlled Growth with Income Fund to the Touchstone Dynamic Diversified Income Fund, each a series of the Trust. The tax-free reorganization took place May 10, 2019.

The following is a summary of shares outstanding, net assets, net asset value per share and unrealized depreciation immediately before and after the tax-free reorganization.

				After
	Before Reorganization			Reorganization
	Touchstone
	Controlled		Touchstone	Touchstone
	Growth		Dynamic	Dynamic
	with Income		Diversified	Diversified
	Fund		Income Fund	Income Fund
Class A
Shares	1,130,078	(A)	2,913,724	4,043,802
Net Assets	$14,590,667		$37,619,646	$54,210,313
Net Asset Value	12.91	(A)	$12.91	$12.91
Class C
Shares	177,151	(B)	255,446	432,597
Net Assets	$2,299,562		$3,315,894	$5,615,456
Net Asset Value	12.98	(B)	$12.98	$12.98
Class Y
Shares	1,753,649	(C)	300,221	2,053,870
Net Assets	$22,695,377		$3,885,383	$26,580,760
Net Asset Value	12.94	(C)	$12.94	$12.94
Fund Total
Shares Outstanding	3,060,878		3,469,391	6,530,269
Net Assets	$39,585,606		$44,820,923	$86,406,529
Unrealized Appreciation (Depreciation)	$(1,487,354)		$(1,422,669)	$(2,910,023)

(A)	Reflects a 0.8288:1 reverse stock split which occurred on the date of reorganization, May 10, 2019.
(B)	Reflects a 0.8213:1 reverse stock split which occurred on the date of reorganization, May 10, 2019.
(C)	Reflects a 0.8266:1 reverse stock split which occurred on the date of reorganization, May 10, 2019.

Assuming this reorganization had been completed on January 1, 2019, the Dynamic Diversified Income Fund’s results of operations for the year ended December 31, 2019 would have been as follows:

Net investment income	$2,860,698
Net realized and unrealized gain on investments	$7,161,438
Net increase in asset from operations	$10,022,136

Notes to Financial Statements (Continued)

Because the combined investment portfolios have been managed as a single portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings to the Dynamic Diversified Income Fund that have been included in its statement of operations since the reorganization.

10. Subsequent Events

Subsequent events occurring after the date of this report have been evaluated for potential impact to this report through the date the financial statements were issued. There were no subsequent events that necessitated recognition or disclosure in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Touchstone Dynamic Equity Fund, Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund and the Board of Trustees of Touchstone Strategic Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Touchstone Dynamic Equity Fund, Touchstone Dynamic Diversified Income Fund and Touchstone Dynamic Global Allocation Fund (collectively referred to as the “Funds”) (three of the funds constituting the Touchstone Strategic Trust (the “Trust”)), including the portfolios of investments, as of December 31, 2019, and the related statements of operations for the year then ended, statement of cash flows of Touchstone Dynamic Equity Fund for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the funds constituting the Touchstone Strategic Trust) at December 31, 2019, the results of their operations and the cash flows of Touchstone Dynamic Equity Fund for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, transfer agent, and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Touchstone Investments’ investment companies since 1999.

Cincinnati, Ohio

February 20, 2020

Other Items (Unaudited)

Qualified Dividend Income

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentages of ordinary dividends paid during the fiscal year ended December 31, 2019 are designated as “qualified dividend income,” as defined in the Act, and are subject to reduced tax rates. The Funds intend to pass through the maximum allowable percentage for Form 1099 Div.

Dynamic Equity Fund	35.91%
Dynamic Diversified Income Fund	17.24%
Dynamic Global Allocation Fund	34.83%

Dividend Received Deduction

For corporate shareholders, the following ordinary distributions paid during the fiscal year ended December 31, 2019 qualify for the corporate dividends received deduction. The Funds intend to pass through the maximum allowable percentage.

Dynamic Equity Fund	35.48%
Dynamic Diversified Income Fund	7.00%
Dynamic Global Allocation Fund	13.75%

For the fiscal year ended December 31, 2019, the Funds designated long-term capital gains as follows:

Dynamic Equity Fund	$4,291,796
Dynamic Global Allocation Fund	$1,307,990

Foreign Tax Income & Foreign Tax Credit

Dynamic Diversified Income Fund and Dynamic Global Allocation Fund intend to pass through a foreign tax credit to their respective shareholders. For the fiscal year ended December 31, 2019, the total amount of foreign source income is $563,157 or $0.11 per share and $679,579 or $0.09 per share, respectively. The total amount of foreign taxes to be paid is $36,386 or $0.01 per share and $78,489 or $0.01 per share, respectively. Shareholders’ allocable share of the foreign tax credit will be reported on Form 1099 Div.

Proxy Voting Guidelines and Proxy Voting Records

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility is available as an appendix to the most recent Statement of Additional Information, which can be obtained without charge by calling toll free 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com or on the Securities and Exchange Commission’s (the “Commission”) website sec.gov. Information regarding how those proxies were voted during the most recent twelve-month period ended June 30, which will be filed by August 31 of that year, is also available without charge by calling toll free 1.800.543.0407 or on the Commission’s website at sec.gov.

Quarterly Portfolio Disclosure

Each Fund’s holdings as of the end of the third month of every fiscal quarter will be disclosed on Form N-PORT within 60 days of the end of the fiscal quarter. The complete listing of each Fund’s portfolio holdings is available on the Commission’s website and will be made available to shareholders upon request by calling 1.800.543.0407.

Schedule of Shareholder Expenses

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, such as sales charges (loads); and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Other Items (Unaudited) (Continued)

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2019 through December 31, 2019).

Actual Expenses

The first line for each share class of a Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Six Months Ended December 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of a Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class of a Fund in the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Expenses
		Net Expense	Beginning	Ending	Paid During
		Ratio	Account	Account	the Six Months
		Annualized	Value	Value	Ended
		December 31,	July 1,	December 31,	December 31,
		2019	2019	2019	2019*
Touchstone Dynamic Equity Fund
Class A	Actual	2.14%	$1,000.00	$1,036.10	$10.98	**
Class A	Hypothetical	2.14%	$1,000.00	$1,014.42	$10.87	**
Class C	Actual	2.89%	$1,000.00	$1,033.20	$14.81	**
Class C	Hypothetical	2.89%	$1,000.00	$1,010.64	$14.65	**
Class Y	Actual	1.89%	$1,000.00	$1,038.10	$9.71	**
Class Y	Hypothetical	1.89%	$1,000.00	$1,015.68	$9.60	**
Institutional Class	Actual	1.84%	$1,000.00	$1,038.70	$9.46	**
Institutional Class	Hypothetical	1.84%	$1,000.00	$1,015.93	$9.35	**
Touchstone Dynamic Diversified Income Fund***
Class A	Actual	0.49%	$1,000.00	$1,033.30	$2.51
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50
Class C	Actual	1.24%	$1,000.00	$1,030.60	$6.35
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31
Class Y	Actual	0.24%	$1,000.00	$1,035.30	$1.23
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22
Touchstone Dynamic Global Allocation Fund***
Class A	Actual	0.49%	$1,000.00	$1,055.80	$2.54
Class A	Hypothetical	0.49%	$1,000.00	$1,022.74	$2.50
Class C	Actual	1.24%	$1,000.00	$1,051.20	$6.41
Class C	Hypothetical	1.24%	$1,000.00	$1,018.95	$6.31
Class Y	Actual	0.24%	$1,000.00	$1,057.40	$1.24
Class Y	Hypothetical	0.24%	$1,000.00	$1,024.00	$1.22

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Other Items (Unaudited) (Continued)

**	Excluding interest and dividend expenses on securities sold short, your actual cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.95, $11.79, $6.68 and $6.42, respectively, and your hypothetical cost of investment in Class A, Class C, Class Y and Institutional Class would be $7.88, $11.67, $6.61, and $6.36, respectively.

***	The annualized expense ratios for the Allocation Funds do not include fees and expenses of the Underlying Funds in which the Allocation Funds invest.

Advisory and Sub-Advisory Agreement Approval Disclosure

At a meeting held on November 21, 2019, the Board of Trustees (the “Board” or “Trustees”) of the Touchstone Strategic Trust (the “Trust”), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust, and the continuance of the Sub-Advisory Agreement between the Advisor and each Fund’s respective Sub-Advisor.

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and each Sub-Advisory Agreement was in the best interests of the respective Funds and their shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and total expense ratios of comparable funds; (2) comparative performance information; (3) the Advisor’s and its affiliates’ revenues and costs of providing services to the Funds; and (4) information about the Advisor’s and Sub-Advisors’ personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and each Sub-Advisory Agreement with independent legal counsel in private sessions at which no representatives of management were present.

In approving the Funds’ Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor’s compensation and profitability; (3) a comparison of fees and performance with comparable funds; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor’s senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor’s compliance policies and procedures. The quality of administrative and other services, including the Advisor’s role in coordinating the activities of the Funds’ other service providers, was also considered. The Board also considered the Advisor’s relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest.

The Board discussed the Advisor’s effectiveness in monitoring the performance of each Sub-Advisor, and the Advisor’s timeliness in responding to performance issues. The Board considered the Advisor’s process for monitoring each of the Sub-Advisors, which includes an examination of both qualitative and quantitative elements of the Sub-Advisor’s organization, personnel, procedures, investment discipline, infrastructure and performance. The Board considered that the Advisor conducts periodic compliance due diligence of each Sub-Advisor, during which the Advisor examines a wide variety of factors, such as the financial condition of the Sub-Advisor, the quality of the Sub-Advisor’s systems, the effectiveness of the Sub-Advisor’s disaster recovery programs, trade allocation and execution procedures, compliance with the Sub-Advisor’s policies and procedures, results of

Other Items (Unaudited) (Continued)

regulatory examinations and any other factors that might affect the quality of services that the Sub-Advisor provides to the applicable Fund(s). The Board noted that the Advisor’s compliance monitoring processes also include quarterly reviews of compliance certifications, and that any issues arising from such reviews and the Advisor’s compliance visits to the Sub-Advisors are reported to the Board.

The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor’s Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor’s relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor’s business as a whole. The Board noted that the Advisor had waived a portion of advisory fees and administrative fees and/or reimbursed expenses in order to limit each Fund’s net operating expenses. The Board also noted that the Advisor pays the Sub-Advisors’ sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor’s relationship with the Funds both before and after tax expenses, and also considered whether the Advisor has the financial wherewithal to continue to provide services to the Funds, noting the ongoing commitment of the Advisor’s parent company with respect to providing support and resources as needed. The Board considered that the Funds’ distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor’s and its affiliates’ level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund’s respective peer group. The Board also considered, among other data, the Funds’ respective performance results during the six-month, twelve-month and thirty-six-month periods ended September 30, 2019, and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also took into account current market conditions and their effect on the Funds’ performance.

The Board also considered the effect of each Fund’s growth and size on its performance and expenses. The Board noted that the Advisor had waived a portion of the fees and/or reimbursed expenses of the Funds in order to reduce the Funds’ respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and considered the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective total expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Touchstone Dynamic Equity Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was

Other Items (Unaudited) (Continued)

in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 5th quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Dynamic Diversified Income Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were at the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six- and thirty-six-month periods ended September 30, 2019 was in the 4th quintile of its peer group, while the Fund’s performance for the twelve-month period ended September 30, 2019 was in the 3rd quintile of its peer group. The Board noted management’s discussion of the Fund’s performance, including both its recent and long-term performance. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Touchstone Dynamic Global Allocation Fund. The Fund’s advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving and/or reimbursing a portion of the Fund’s fees and/or expenses. The Fund’s performance for the six-month period ended September 30, 2019 was in the 2nd quintile of its peer group, while the Fund’s performance for the twelve- and thirty-six-month periods ended September 30, 2019 was in the 3rd quintile of its peer group. Based upon their review, the Trustees concluded that the Fund’s overall performance was satisfactory relative to the performance of funds with similar investment objectives and relevant indices, and that the advisory fee was reasonable in light of the services received by the Fund from the Advisor and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund’s current size and potential growth on its performance and expenses. The Board took into account management’s discussion of the Funds’ advisory fee structure. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for the Funds contain breakpoints that would reduce the respective advisory fee rate on assets above specified levels as the respective Fund’s assets increased. The Board also noted that if a Fund’s assets increase over time, the Fund also might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee paid by the Advisor to the Fund’s Sub-Advisor.

Conclusion. In considering the renewal of the Funds’ Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds’ Investment Advisory Agreement with the Advisor, among others: (a) the Advisor demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; and (d) each Fund’s advisory fee is reasonable in light of the services received by the Fund from the

Other Items (Unaudited) (Continued)

Advisor and the other factors considered. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds’ respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement, among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor’s compensation; (3) a comparison of the sub-advisory fee and performance with comparable funds; and (4) the terms of the Sub-Advisory Agreement. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor’s level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor’s brokerage practices.

Sub-Advisor’s Compensation, Profitability and Economies of Scale. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor’s relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Fund(s), the Board noted the undertaking of the Advisor to maintain expense limitations for the Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and are negotiated at arm’s-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor’s management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedule for each Fund contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels as the applicable Fund’s assets increased.

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that the Advisor pays the sub-advisory fee to the Sub-Advisor out of the advisory fees it receives from the respective Fund. The Board also compared the sub-advisory fees paid by the Advisor to fees charged by the Touchstone Dynamic Equity Fund’s Sub-Advisor to manage comparable institutional separate accounts. The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the Sub-Advisors at arm’s-length. The Board reviewed the sub-advisory fee for each Fund in relation to various comparative data, including the median and average sub-advisory fees of each Fund’s peer group, and considered the following information:

Touchstone Dynamic Equity Fund. The Fund’s sub-advisory fee was at the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Touchstone Dynamic Diversified Income Fund. The Fund’s sub-advisory fee was above the median of its peer group. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

Other Items (Unaudited) (Continued)

Touchstone Dynamic Global Allocation Fund. The Trustees considered the Fund’s sub-advisory fee relative to the fees paid by other funds to their sub-advisors. Based upon their review, the Trustees concluded that the sub-advisory fee was reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered.

As noted above, the Board considered each Fund’s performance during the six-month, twelve-month and thirty-six-month periods ended September 30, 2019, as compared to each Fund’s peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. The Board also noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Sub-Advisor. The Board also was mindful of the Advisor’s ongoing monitoring of each Sub-Advisor’s performance and the measures undertaken by the Advisor to address any underperformance.

Conclusion. In considering the renewal of the Sub-Advisory Agreement with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor is qualified to manage each Fund’s assets in accordance with the Fund’s investment goals and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the overall performance of each Fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices; (d) each Fund’s sub-advisory fee is reasonable in light of the services received by the Fund from the Sub-Advisor and the other factors considered; and (e) the Sub-Advisor’s investment strategies are appropriate for pursuing the investment goals of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement with respect to each Fund was in the best interests of the Fund and its shareholders.

Management of the Trust (Unaudited)

Listed below is required information regarding the Trustees and principal officers of the Trust. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407 or by visiting the Touchstone website at TouchstoneInvestments.com.

Interested Trustee1:

Name Address Year of Birth	Position(s) Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex[2]	Other Directorships Held During the Past 5 Years[3]
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President, Director and CEO of IFS Financial Services, Inc. (a holding company) since 1999; and Senior Vice President and Chief Marketing Officer of Western & Southern Financial Group, Inc. (a financial services company) since 2016.	40	Director, Integrity Life Insurance Co. and National Integrity Life Insurance Co. since 2005; Director, Touchstone Securities (the Distributor) since 1999; Director, Touchstone Advisors (the Advisor) since 1999; Director, W&S Brokerage Services, Inc. since 1999; Director, W&S Financial Group Distributors, Inc. since 1999; Director, Insurance Profillment Solutions LLC since 2014; Director, Columbus Life Insurance Co. since 2016; Director, The Lafayette Life Insurance Co. since 2016; Director, Gerber Life Insurance Company since 2019; Director, Western & Southern Agency, Inc. since 2018; and Director, LL Global, Inc. (not-for-profit trade organization with operating divisions LIMRA and LOMA) since 2016.
Independent Trustees:
Karen Carnahan c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2019	Treasurer of Clinical Supply Company (a dental supply company) since 1994; formerly Chief Operating Officer of Shred-it (a business services company) from 2014 to 2015.	40	Director, Cintas Corporation since 2019; Director, Boys & Girls Club of West Chester/Liberty since 2016; and Board of Advisors, Best Upon Request since 2020.
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and CEO of Cox Financial Corp. (a financial services company) since 1971.	40

Director, Cincinnati Bell from 1994 to 2019; Director, Bethesda Inc. (hospital) since 2005; Director, Timken Co. (manufacturing) from 2004 to 2014; Director, TimkenSteel from 2014 to 2019; Director, Diebold, Inc. (technology solutions) since 2004; and Director, Ohio Business Alliance for Higher Education and the Economy since 2005.

Management of the Trust (Unaudited) (Continued)

Independent Trustees (Continued):

				Number
				of Funds
				Overseen
		Term of		in the
Name	Position(s)	Office And		Touchstone	Other
Address	Held with	Length of	Principal Occupation(s)	Fund	Directorships
Year of Birth	Trust	Time Served	During Past 5 Years	Complex[2]	Held During the Past 5 Years[3]
William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer of Cintas Corporation (a business services company) from 1995 to 2015.	40	None.

Susan J. Hickenlooper, CFA c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2013	Retired from investment management.	40	Trustee, Episcopal Diocese of Southern Ohio from 2014 to 2018.

Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Vice President of Portfolio Management at Soin LLC (private multinational holding company and family office) from 2004 to 2020.	40	Director, SaverSystems, Inc. since 2015; Director, Buckeye EcoCare, Inc. from 2013 to 2018; Director, Turner Property Services Group, Inc. since 2017; Trustee, Dayton Region New Market Fund, LLC (private fund) since 2010; and Trustee, Entrepreneurs Center, Inc. (business incubator) since 2006.

William H. Zimmer III c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1953	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2019	Independent Treasury Consultant since 2014.	40	Director, Deaconess Associations, Inc.(healthcare) since 2001; Trustee, Huntington Funds (mutual funds) from 2006 to 2015; and Director, National Association of Corporate Treasurers from 2011 to 2015.

[1]	Ms. McGruder, as a director of the Advisor and the Distributor, and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

[2]	As of December 31, 2019, the Touchstone Fund Complex consists of 19 series of the Trust, 13 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust, and 7 variable annuity series of Touchstone Variable Series Trust.

[3]	Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

Management of the Trust (Unaudited) (Continued)

Principal Officers:

Name	Position(s)		Principal
Address	Held with	Term of Office and	Occupation(s)
Year of Birth	Trust[1]	Length of Time Served	During Past 5 Years
Jill T. McGruder	President and	Until resignation, removal or disqualification President since 2006	See biography above.
Touchstone Advisors, Inc.	Trustee
303 Broadway
Suite 1100
Cincinnati, Ohio 45202
Year of Birth: 1955
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.

Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.

Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.

Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer, and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).

Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018	Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

[1]	Each officer also holds the same office with the Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, and Touchstone Variable Series Trust.

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PRIVACY PROTECTION POLICY

We Respect Your Privacy

Thank you for your decision to invest with us. Touchstone and its affiliates have always placed a high value on the trust and confidence our clients place in us. We believe that confidence must be earned and validated through time. In today’s world, when technology allows the sharing of information at light speeds, trust must be reinforced by our sincere pledge to take the steps necessary to ensure that the information you share with us is treated with respect and confidentiality.

Our Pledge to Our Clients

•	We collect only the information we need to service your account and administer our business.

•	We are committed to keeping your information confidential and we place strict limits and controls on the use and sharing of your information.

•	We make every effort to ensure the accuracy of your information.

We Collect the Following Nonpublic Personal Information About You:

•	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income and date of birth; and

•	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payment history, parties to transactions, cost basis information, and other financial information.

Categories of Information We Disclose and Parties to Whom We Disclose

We do not disclose any nonpublic personal information about our current or former clients to nonaffiliated third parties, except as required or permitted by law.

We Place Strict Limits and Controls on the Use and Sharing of Your Information

•	We restrict access to nonpublic personal information about you to authorized employees who need the information to administer your business.

•	We maintain physical, electronic and procedural safeguards that comply with federal standards to protect this information.

•	We do not disclose any nonpublic personal information about our current or former clients to anyone, except as required or permitted by law or as described in this document.

•	We will not sell your personal information to anyone.

We May Provide Information to Service Your Account

Sometimes it is necessary to provide information about you to various companies such as transfer agents, custodians, broker-dealers and marketing service firms to facilitate the servicing of your account. These organizations have a legitimate business need to see some of your personal information in order for us to provide service to you. We may disclose to these various companies the information that we collect as described above. We require that these companies, including our own subsidiaries and affiliates, strictly maintain the confidentiality of this information and abide by all applicable laws. Companies within our corporate family that may receive this information are financial service providers and insurance companies. We do not permit these associated companies to sell the information for their own purposes, and we never sell our customer information.

This policy is applicable to the following affiliated companies: Touchstone Funds Group Trust, Touchstone Strategic Trust, Touchstone Variable Series Trust, Touchstone Institutional Funds Trust, Touchstone Securities, Inc.* and W&S Brokerage Services, Inc.

* Touchstone Securities, Inc. serves as the underwriter to the Touchstone Funds.

A Member of Western & Southern Financial Group®

The Privacy Protection Policy is not part of the Annual Report.

Touchstone Investments

Distributor

Touchstone Securities, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

800.638.8194

www.touchstoneinvestments.com

Investment Advisor

Touchstone Advisors, Inc.*

303 Broadway

Cincinnati, Ohio 45202-4203

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

Shareholder Service

800.543.0407

* A Member of Western & Southern Financial Group

TSF-54CC-TST-AR-1912

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	A copy of the code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. William Gale is the registrant’s audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	Audit fees for Touchstone Strategic Trust (December Funds) totaled $55,000 and $68,000 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively, including fees associated with the annual audits and filings of Form N-1A and Form N-CEN.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $6,000 and $0 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees for 2019 are associated with filings of Form N-14.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $14,930 and $14,350 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees relate to the preparation of federal income and excise tax returns, and review of capital gains distribution calculations.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $2,625 and $337 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively. The fees relate to the PFIC Analyzer and Global Withholding Tax Reporter subscriptions.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2)	All of the services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees for Touchstone Strategic Trust and certain entities*, totaled approximately $731,002 and $848,686 for the fiscal years ended December 31, 2019 and December 31, 2018, respectively.

* These include the advisors (excluding non-affiliated sub-advisors) and any entity controlling, controlled by or under common control with the advisors that provides ongoing services to the registrant (Funds).

(h)	The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, and any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Touchstone Strategic Trust

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 28, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Jill T. McGruder

Jill T. McGruder, President

(principal executive officer)

Date February 28, 2020

By (Signature and Title)*   /s/ Terrie A. Wiedenheft

Terrie A. Wiedenheft, Controller and Treasurer

(principal financial officer)

Date February 28, 2020

* Print the name and title of each signing officer under his or her signature.